Exhibit 4.1

CARMAX AUTO OWNER TRUST 2023-4,

as Issuer,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Indenture Trustee

INDENTURE

Dated as of October 1, 2023

$263,000,000 5.729% Class A-1 Asset-backed Notes

$271,250,000 6.08% Class A-2a Asset-backed Notes

$271,250,000 Class A-2b Floating Rate Asset-backed Notes

$480,000,000 6.00% Class A-3 Asset-backed Notes

$90,700,000 5.96% Class A-4 Asset-backed Notes

$44,810,000 6.39% Class B Asset-backed Notes

$42,530,000 6.58% Class C Asset-backed Notes

$36,460,000 7.16% Class D Asset-backed Notes

CROSS REFERENCE TABLE (1)

TIA Section		Indenture Section
310	(a)(1)	Section 6.11
	(a)(2)	Section 6.11
	(a)(3)	Section 6.10
	(a)(4)	N.A.
	(a)(5)	Section 6.11
	(b)	Section 6.8; Section 6.11
	(c)	N.A.
311	(a)	Section 6.12
	(b)	Section 6.12
	(c)	N.A.
312	(a)	Section 7.1
	(b)	Section 7.2
	(c)	Section 7.2
313	(a)	Section 7.4
	(b)(1)	Section 7.4
	(b)(2)	Section 7.4; Section 11.5
	(c)	Section 7.4
	(d)	Section 7.3
314	(a)	Section 7.3
	(b)	Section 11.15
	(c)(1)	Section 11.1
	(c)(2)	Section 11.1
	(c)(3)	Section 11.1
	(d)	Section 11.1
	(e)	Section 11.1
	(f)	Section 11.1
315	(a)	Section 6.1
	(b)	Section 6.5; Section 11.5
	(c)	Section 6.1
	(d)	Section 6.1
	(e)	Section 5.13
316	(a)(last sentence)	Section 1.1
	(a)(1)(A)	Section 5.11
	(a)(1)(B)	Section 5.12
	(a)(2)	N.A.
	(b)	Section 5.7
	(c)	N.A.
317	(a)(1)	Section 5.3
	(a)(2)	Section 5.3
	(b)	Section 3.3
318	(a)	Section 11.7

(1)	Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.
(2)	N.A. means Not Applicable.

i

i

APPENDICES

APPENDIX A	Additional Representations and Warranties

EXHIBITS

EXHIBIT A-1	Form of Class A-1 Note
EXHIBIT A-2a	Form of Class A-2a Note
EXHIBIT A-2b	Form of Class A-2b Note
EXHIBIT A-3	Form of Class A-3 Note
EXHIBIT A-4	Form of Class A-4 Note
EXHIBIT B	Form of Class B Note
EXHIBIT C	Form of Class C Note
EXHIBIT D	Form of Class D Note
EXHIBIT E	Form of Opinion of Counsel
EXHIBIT F	Form of Transferor Certificate
EXHIBIT G	Form of Investment Letter

v

INDENTURE, dated as of October 1, 2023 (as amended, supplemented or otherwise modified and in effect from time to time, this “Indenture”), between CARMAX AUTO OWNER TRUST 2023-4, a Delaware statutory trust (the “Issuer”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as indenture trustee (in such capacity, the “Indenture Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer’s 5.279% Class A-1 Asset-backed Notes (the “Class A-1 Notes”), 6.08% Class A-2a Asset-backed Notes (the “Class A-2a Notes”), Class A-2b Floating Rate Asset-backed Notes (the “Class A-2b Notes” and together with the Class A-2a Notes, the “Class A-2 Notes”), 6.00% Class A-3 Asset-backed Notes (the “Class A-3 Notes”), 5.96% Class A-4 Asset-backed Notes (the “Class A-4 Notes” and, collectively with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), 6.39% Class B Asset-backed Notes (the “Class B Notes”), 6.58% Class C Asset-backed Notes (the “Class C Notes”) and 7.16% Class D Asset-backed Notes (the “Class D Notes” and, collectively with the Class A Notes, the Class B Notes and the Class C Notes, the “Notes”):

GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee on the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of the Issuer’s right, title and interest in, to and under, whether now owned or existing or hereafter acquired or arising (i) the Receivables; (ii) all amounts received on or in respect of the Receivables after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables and any other interest of the Issuer in such Financed Vehicles; (iv) all proceeds from claims on or refunds of premiums with respect to any physical damage, theft, GAP, credit life or credit disability insurance policies relating to the Financed Vehicles or the Obligors; (v) the Receivable Files; (vi) the Collection Account, the Note Payment Account and the Reserve Account and all amounts, securities, financial assets, investments and other property deposited in or credited to any of the foregoing and all proceeds thereof; (vii) all rights of the Depositor under the Receivables Purchase Agreement, including the right to require the Seller to repurchase Receivables from the Depositor; (viii) all rights of the Issuer under the Sale and Servicing Agreement, including the right to require the Servicer to purchase Receivables from the Issuer; (ix) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Issuer; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing (collectively, the “Collateral”).

The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1 Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement, dated as of the date hereof, among the Issuer, CarMax Auto Funding LLC, as depositor, and CarMax Business Services, LLC, as servicer, as amended, supplemented or otherwise modified and in effect from time to time.

Section 1.2 Incorporation by Reference of Trust Indenture Act.

(a) Whenever this Indenture refers to a provision of the TIA, that provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

(i)	“Indenture securities” shall mean the Notes.

(ii)	“Indenture security holder” shall mean a Noteholder.

(iii)	“Indenture to be qualified” shall mean this Indenture.

(iv)	“Indenture trustee” or “Institutional trustee” shall mean the Indenture Trustee.

(v)	“Obligor on the indenture securities” shall mean the Issuer and any other obligor on the Notes.

(vi)

All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Commission rule have the respective meanings assigned to them by such definitions.

Section 1.3 Rules of Construction.

(a) Unless the context otherwise requires:

(i)	a term has the meaning assigned to it;

(ii)	an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(iii)

to the extent that the definitions of accounting terms in this Indenture or in any certificate or other document delivered in connection herewith are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Indenture or in such certificate or other document shall control;

(iv)	“or” is not exclusive;

(v)	“including” means “including without limitation”;

(vi)	words in the singular include the plural and words in the plural include the singular;

(vii)	all terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein;

(viii)

any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;

(ix)	references to a Person are also to its successors and permitted assigns;

(x)

Article, Section, subsection, clause, subclause and Exhibit references contained in this Indenture are references to Articles, Sections, subsections, clauses, subclauses and Exhibits in or to this Indenture unless otherwise specified;

(xi)	the term “proceeds” shall have the meaning set forth in the Relevant UCC (unless otherwise defined herein); and

(xii)	the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture.

ARTICLE II THE NOTES

Section 2.1 Form.

(a) The Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, together with the Indenture Trustee’s certificates of authentication, shall be substantially in the form set forth in Exhibit A-1, Exhibit A-2a, Exhibit A-2b, Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

(b) The Definitive Notes shall be typewritten, printed, lithographed or engraved, or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers of the Issuer executing such Notes, as evidenced by their execution of such Notes.

(c) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A-1, Exhibit A-2a, Exhibit A-2b, Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D are part of the terms of this Indenture and are incorporated herein by reference.

Section 2.2 Execution, Authentication and Delivery.

(a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signatures of any such Authorized Officer of the Issuer on the Notes may be manual or facsimile.

(b) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding whether any such individuals have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices on such date of authentication or date of delivery.

(c) The Indenture Trustee shall, upon Issuer Order, authenticate and deliver the Class A-1 Notes for original issue in an aggregate principal amount of $263,000,000, the Class A-2a Notes for original issue in an aggregate principal amount of $271,250,000, the Class A-2b Notes for original issue in an aggregate principal amount of $271,250,000, the Class A-3 Notes for original issue in an aggregate principal amount of $480,000,000, the Class A-4 Notes for original issue in an aggregate principal amount of $90,700,000, the Class B Notes for original issue in an aggregate principal amount of $44,810,000, the Class C Notes for original issue in an aggregate principal amount of $42,530,000, and the Class D Notes for original issue in an aggregate principal amount of $36,460,000. The aggregate principal amounts of Class A-1 Notes, Class A-2a Notes, Class A-2b Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes outstanding at any time may not exceed those respective amounts except as provided in Section 2.6.

(d) Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in minimum denominations of $5,000 and in integral multiples of $1,000 in excess thereof; provided, that the minimum amounts of any Retained Notes shall be subject to the restrictions set forth in Section 2.15.

(e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.3 Temporary Notes.

(a) Pending the preparation of Definitive Notes pursuant to Section 2.13, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

(b) If temporary Notes are issued pursuant to Section 2.3(a), the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Note Registrar to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

Section 2.4 Tax Treatment.

(a) The Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, for federal, State and local income and franchise tax purposes, the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) shall qualify as indebtedness of the Issuer secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) as indebtedness of the Issuer for federal, State and local income and franchise tax purposes.

(b) Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees to provide to the Indenture Trustee, any Paying Agent or the Issuer, upon its request, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information.

(c) Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of Section 2.4(b).

Section 2.5 Registration; Registration of Transfer and Exchange.

(a) The Indenture Trustee initially shall be the registrar (the “Note Registrar”) for the purpose of registering Notes and transfers of Notes as herein provided. The Note Registrar shall cause to be kept a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and the registration of transfers of Notes. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

(b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, (i) the Issuer shall give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, or any change in the location, of the Note Register, (ii) the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof and (iii) the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

(c) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401 or 8A-401, as applicable, of the Relevant UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver to the Noteholder making such surrender, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denomination, of a like aggregate principal amount. The Indenture Trustee may rely upon the Administrator with respect to the determination of whether the requirements of Section 8-401 or 8A-401, as applicable, of the Relevant UCC are met.

(d) At the option of the Noteholder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401 or 8A-401, as applicable, of the Relevant UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver to the Noteholder making such exchange, the Notes which such Noteholder is entitled to receive. The Indenture Trustee may rely upon the Administrator with respect to the determination of whether the requirements of Section 8-401 or 8A-401, as applicable, of the Relevant UCC are met.

(e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

(f) All Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

(g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Indenture Trustee may require payment by such Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or Section 9.6 not involving any transfer.

(h) The Issuer shall not be required to make, and the Note Registrar need not register, transfers or exchanges of Notes selected for redemption or Notes with respect to which the due date for any payment will occur within fifteen (15) days.

(i) Each Person who initially acquires a Note (or an interest therein) or to whom a Note (or an interest therein) is transferred (and its fiduciary, if applicable) will be deemed to have represented and warranted, by its acceptance of such Note (or an interest therein), that either (a) it is not acquiring such Note (or an interest therein) with the plan assets of either (1) a Benefit Plan Investor or (2) an employee benefit plan or arrangement not subject to Title I of ERISA or Section 4975 of the Code; or (b) the acquisition and holding of such Note (or an interest therein) will not give rise to a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code or a violation of any Similar Law.

(j) Any purported transfer of a Note not in accordance with this Section 2.5 shall be null and void and shall not be given effect for any purpose whatsoever.

Section 2.6 Mutilated, Destroyed, Lost or Stolen Notes.

(a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a “protected purchaser” (as defined in the Relevant UCC), and provided that the requirements of Section 8-405 or 8A-405, as applicable, of the Relevant UCC are met, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days of the Indenture Trustee’s receipt of evidence to its satisfaction of such destruction, loss or theft shall be due and payable, or shall have been called for redemption in whole pursuant to Section 10.1, instead of issuing a replacement Note of the same Class, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. The Indenture Trustee may conclusively rely upon the Administrator with respect to the determination of whether the requirements of Section 8-405 or 8A-405, as applicable, of the Relevant UCC are met. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a “protected purchaser” (as defined in the Relevant UCC) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom such replacement Note was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a “protected purchaser” (as defined in the Relevant UCC), and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

(b) Upon the issuance of any replacement Note under this Section 2.6, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with such issuance and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) related thereto.

(c) Every replacement Note issued pursuant to this Section 2.6 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

(d) The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.7 Persons Deemed Owners. Prior to due presentation of a Note for registration of transfer, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may, subject to Section 2.6, treat the Person in whose name such Note is registered in the Note Register (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by any notice to the contrary.

Section 2.8 Payments.

(a) Prior to any acceleration of the Notes pursuant to Section 5.2, on each Distribution Date, upon receipt of written instructions from the Servicer pursuant to Section 4.6(d) of the Sale and Servicing Agreement, the Indenture Trustee (or, if the Indenture Trustee is not the Paying Agent, the Paying Agent) shall apply the Available Funds for such Distribution Date to make the following payments and deposits in the following order of priority (except that amounts withdrawn from the Reserve Account will not be used to reimburse Unreimbursed Servicer Advance, Unrelated Amounts or be paid to CarMax or any of its Affiliates in respect of the Total Servicing Fee owing to the Servicer to the extent that CarMax or any of its affiliates is the Servicer):

(i)

to the Servicer, the Total Servicing Fee for the preceding Collection Period, any Unreimbursed Servicer Advances and any Unrelated Amounts specified in Section 3.8(b) of the Sale and Servicing Agreement for the preceding Collection Period;

(ii)

pro rata: (a) if the Indenture Trustee has become the Servicer pursuant to Section 8.2 of the Sale and Servicing Agreement, to the Indenture Trustee, (I) any amounts due in connection with indemnification of the Indenture Trustee as Successor Servicer, including in its role as successor Administrator, and not paid pursuant to Section 7.2 of the Sale and Servicing Agreement and (II) any unpaid Transition Costs due to the Indenture Trustee as Successor Servicer in connection with such transfer of servicing and not paid pursuant to Section 8.2(b) of the Sale and Servicing Agreement; provided, however, that total payments pursuant to subclauses (a)(I) and (a)(II) of this clause (ii) shall not exceed $175,000 in the aggregate; and (b) to the Asset Representations Reviewer, any unpaid fees and expenses for the preceding Collection Period plus any overdue fees and expenses for prior Collection Periods plus any unpaid indemnity amounts due to the Asset Representations Reviewer; provided, however, that total payments pursuant to subclause (b) of this clause (ii) shall not exceed $175,000 per year;

(iii)	to the Note Payment Account, for payment of interest on each Class of the Class A Notes, the Total Note Interest for each Class of the Class A Notes for such Distribution Date;

(iv)	to the Note Payment Account, for payment of principal of the Notes in the priority set forth in Section 2.8(d), the Priority Principal Distributable Amount, if any, for such Distribution Date;

(v)	to the Note Payment Account, for payment of interest on the Class B Notes, the Total Note Interest for the Class B Notes for such Distribution Date;

(vi)	to the Note Payment Account, for payment of principal of the Notes in the priority set forth in Section 2.8(d), the Secondary Principal Distributable Amount, if any, for such Distribution Date;

(vii)	to the Note Payment Account, for payment of interest on the Class C Notes, the Total Note Interest for the Class C Notes for such Distribution Date;

(viii)	to the Note Payment Account, for payment of principal of the Notes in the priority set forth in Section 2.8(d), the Tertiary Principal Distributable Amount, if any, for such Distribution Date;

(ix)	to the Note Payment Account, for payment of interest on the Class D Notes, the Total Note Interest for the Class D Notes for such Distribution Date;

(x)	to the Note Payment Account, for payment of principal of the Notes in the priority set forth in Section 2.8(d), the Quaternary Principal Distributable Amount, if any, for such Distribution Date;

(xi)	to the Reserve Account, the Reserve Account Deficiency, if any, for such Distribution Date;

(xii)	to the Note Payment Account, for payment of principal of the Notes in the priority set forth in Section 2.8(d), the Regular Principal Distributable Amount, if any, for such Distribution Date;

(xiii)

pro rata: (a) to the Indenture Trustee, any unpaid fees, expenses and indemnity amounts due to the Indenture Trustee pursuant to this Indenture; (b) to the Indenture Trustee, any amounts due in connection with the indemnification of the Indenture Trustee if it has become the Successor Servicer, including in its role as successor Administrator, that are in excess of the related cap described in clause (ii)(a)(I) above; (c) if the Indenture Trustee or any other Successor Servicer has become the Servicer pursuant to Section 8.2 of the Sale and Servicing Agreement, to the Indenture Trustee any Transition Costs due to the Indenture Trustee in connection with such transfer of servicing and not paid pursuant to Section 8.2(b) of the Sale and Servicing Agreement that are in excess of the cap described in clause (ii)(a)(II) above or any Transition Costs due to such other Successor Servicer in connection with such transfer of servicing and not paid pursuant to Section 8.2(b) of the Sale and Servicing Agreement plus the Additional Servicing Fee, if any, for the preceding Collection Period and any unpaid Additional Servicing Fees from prior Collection Periods; and (d) to the Asset Representations Reviewer, any unpaid fees, expenses and indemnity amounts due to the Asset Representations Reviewer that are in excess of the related cap described under clause (ii)(b) above; and

(xiv)	to the Certificate Payment Account, for payment to the Certificateholders, any remaining Available Funds (the “Excess Collections”).

(b) Notwithstanding any other provision of this Section 2.8 and except as provided in Section 5.5, following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, the Indenture Trustee shall apply all Available Funds pursuant to Section 5.4(b).

(c) If the amount on deposit in the Note Payment Account (including any portion of the Reserve Account Draw Amount) on any Distribution Date is less than the amount described in clause (iii) above for such Distribution Date, the Indenture Trustee shall pay the available amount to the Holders of each Class of Class A Notes pro rata based on the Total Note Interest payable to such Class on such Distribution Date.

(d) The principal of each Note shall be payable in installments on each Distribution Date in an aggregate amount (unless the Notes have been declared immediately due and payable following an Event of Default) for all Classes of Notes equal to the sum of the Priority Principal Distributable Amount, the Secondary Principal Distributable Amount, the Tertiary Principal Distributable Amount, the Quaternary Principal Distributable Amount and the Regular Principal Distributable Amount, in each case for such Distribution Date to the extent provided in this Section 2.8. On each Distribution Date (unless the Notes have been declared immediately due and payable following an Event of Default), upon receipt of instructions from the Servicer pursuant to Section 4.6(d) of the Sale and Servicing Agreement, the Indenture Trustee (or, if the Indenture Trustee is not the Paying Agent, the Paying Agent) shall apply or cause to be applied the amount on deposit in the Note Payment Account on such Distribution Date in respect of the Priority Principal Distributable Amount, the Secondary Principal Distributable Amount, the Tertiary Principal Distributable Amount, the Quaternary Principal Distributable Amount and the Regular Principal Distributable Amount, in each case for such Distribution Date, to make the following payments in the following order of priority:

(i)	to the Class A-1 Noteholders until the principal amount of the Class A-1 Notes has been paid in full;

(ii)	to the Class A-2a Noteholders and the Class A-2b Noteholders, ratably, until the principal amount of the Class A-2a Notes and the Class A-2b Notes has been paid in full;

(iii)	to the Class A-3 Noteholders until the principal amount of the Class A-3 Notes has been paid in full;

(iv)	to the Class A-4 Noteholders until the principal amount of the Class A-4 Notes has been paid in full;

(v)	to the Class B Noteholders until the principal amount of the Class B Notes has been paid in full;

(vi)	to the Class C Noteholders until the principal amount of the Class C Notes has been paid in full; and

(vii)	to the Class D Noteholders until the principal amount of the Class D Notes has been paid in full.

(e) (i) The unpaid principal amount of the Class A-1 Notes, to the extent not previously paid, shall be due and payable on the Class A-1 Final Distribution Date, the principal amount of the Class A-2a Notes, to the extent not previously paid, shall be due and payable on the Class A-2a Final Distribution Date, the principal amount of the Class A-2b Notes, to the extent not previously paid, shall be due and payable on the Class A-2b Final Distribution Date the principal amount of the Class A-3 Notes, to the extent not previously paid, shall be due and payable on the Class A-3 Final Distribution Date, the principal amount of the Class A-4 Notes, to the extent not previously paid, shall be due and payable on the Class A-4 Final Distribution Date, the principal amount of the Class B Notes, to the extent not previously paid, shall be due and payable on the Class B Final Distribution Date, the principal amount of the Class C Notes, to the extent not previously paid, shall be due and payable on the Class C Final Distribution Date and the principal amount of the Class D Notes, to the extent not previously paid, shall be due and payable on the Class D Final Distribution Date and (ii) for purposes of distributions from the Reserve Account pursuant to Section 8.2(b), any portion of the Priority Principal Distributable Amount, Secondary Priority Principal Distributable Amount, Tertiary Priority Principal Distributable Amount, Quaternary Priority Principal Distributable Amount and Regular Principal Distributable Amount shall be deemed to be due on any Distribution Date on which funds sufficient to pay such portion would be available to make such payment from funds withdrawn from the Reserve Account and distributed with the priorities set forth in accordance with Section 2.8(a). For the avoidance of doubt, the Priority Principal Distributable Amount, Secondary Priority Principal Distributable Amount, Tertiary Priority Principal Distributable Amount, Quaternary Priority Principal Distributable Amount and Regular Principal Distributable Amount, or any portion thereof, shall not be due (other than in accordance with Sections 2.8(e)(i), 5.2 and 10.1), unless amounts are actually available to make such payments in accordance with Section 2.8(a).

(f) The Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes shall accrue interest during each Accrual Period at the Class A-1 Rate, the Class A-2a Rate, the Class A-2b Rate, the Class A-3 Rate, the Class A-4 Rate, the Class B Rate, the Class C Rate and the Class D Rate, respectively, and such interest shall be due and payable on each Distribution Date. Interest on the Class A-1 Notes and the Class A-2b Notes shall be calculated on the basis of the actual number of days elapsed and a 360-day year. Interest on the Class A-2a Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes shall be calculated on the basis of a 360-day year of twelve 30-day months. Subject to Section 3.1, any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the related Record Date by check mailed first-class postage prepaid to such Person’s address as it appears on the Note Register on such Record Date or by wire transfer in immediately available funds to the account designated in writing to the Indenture Trustee by such Person at least five Business Days prior to the related Record Date; provided, however, that, unless Definitive Notes have been issued pursuant to Section 2.13, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such Person, and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the related Class Final Distribution Date (and except for the Redemption Price for any Note called for redemption in whole pursuant to Section 10.1(a) or Section 10.2(b)), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3. The Indenture Trustee (or, if the Indenture Trustee is not the Paying Agent, the Paying Agent) shall pay all Total Note Interest for any Distribution Date to the Holders of the Notes on the related Record Date even if a portion of such Total Note Interest relates to an earlier Distribution Date.

(g) All principal and interest payments on each Class of Notes shall be made pro rata to the Holders of such Class. The Indenture Trustee shall, before the Distribution Date on which the Issuer expects to pay the final installment of principal of and interest on any Note, notify the Holder of such Note as of the related Record Date of such final installment. Such notice shall be mailed or transmitted by facsimile and shall specify that such final installment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemption of Notes shall be mailed to Noteholders as provided in Section 10.2.

(h) Notwithstanding the foregoing, the unpaid principal amount of the Notes shall be due and payable, to the extent not previously paid, on the date on which the Notes have been declared immediately due and payable following an Event of Default. On each Distribution Date following acceleration of the Notes, upon receipt of instructions from the Servicer pursuant to Section 4.6(d) of the Sale and Servicing Agreement, the Indenture Trustee (or, if the Indenture Trustee is not the Paying Agent, the Paying Agent) shall apply or cause to be applied the amount on deposit in the Note Payment Account on such Distribution Date in respect of principal together with all Excess Collections, if any, to make the following payments in the following order of priority:

(i)	to the Class A-1 Noteholders until the principal amount of the Class A-1 Notes has been paid in full;

(ii)

to the Holders of each Class of the remaining Class A Notes, pro rata based on the outstanding principal amount of such Class as of such Distribution Date, until the principal amount of each such Class of the remaining Class A Notes has been paid in full;

(iii)	to the Class B Noteholders until the principal amount of the Class B Notes has been paid in full;

(iv)	to the Class C Noteholders until the principal amount of the Class C Notes has been paid in full; and

(v)	to the Class D Noteholders until the principal amount of the Class D Notes has been paid in full.

(i) The Indenture Trustee (or, if the Indenture Trustee is not the Paying Agent, the Paying Agent) shall transfer amounts from the Reserve Account and deposit amounts transferred from the Reserve Account, in each case at the written direction of the Servicer and on behalf of the Noteholders, in accordance with the Sale and Servicing Agreement.

Section 2.9 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption in whole pursuant to Section 10.1(a) or Section 10.2(b) shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.9, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it, provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

Section 2.10 Release of Collateral. Subject to Section 11.1 and the terms of the Transaction Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request (which shall include delivery instructions and other relevant information) accompanied by an Issuer’s Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying the Indenture Trustee’s obligations under TIA Sections 314(c) and 314(d)(1), the Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

Section 2.11 Book-Entry Notes. The Notes (other than any Retained Notes), upon original issuance, shall be issued in the form of typewritten Notes representing Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be such Notes registered initially or from time to time on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner thereof shall receive a definitive Note representing such Note Owner’s interest in such Note, except as provided in Section 2.13. Unless and until definitive, fully registered Notes (the “Definitive Notes”) have been issued to such Note Owners pursuant to Section 2.13:

(i)	the provisions of this Section 2.11 shall be in full force and effect;

(ii)

the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

(iii)	to the extent that the provisions of this Section 2.11 conflict with any other provisions of this Indenture, the provisions of this Section 2.11 shall control;

(iv)

the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement; unless and until Definitive Notes are issued pursuant to Section 2.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

(v)

whenever this Indenture requires or permits actions to be taken based upon written instructions or directions of Holders of Notes (or Holders of Notes of any Class thereof, including the Controlling Class) evidencing a specified percentage of the principal amount of the Notes or any Class of Notes Outstanding, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes or such Class of Notes and has delivered such instructions to the Indenture Trustee.

Section 2.12 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to Section 2.13, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

Section 2.13 Definitive Notes. The Retained Notes, upon original issuance, will be in the form of Definitive Notes, but, at the request of all of the holders thereof, may be exchanged for Book-Entry Notes. If (i) the Administrator or the Servicer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Indenture Trustee or the Administrator is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default or an Event of Servicing Termination, Note Owners of the Book-Entry Notes representing beneficial interests aggregating not less than 51% of the principal amount of such Notes advise the Indenture Trustee and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee in writing of the occurrence of such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer, at its own expense, shall execute and deliver the Definitive Notes to the Indenture Trustee and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

Section 2.14 Authenticating Agents.

(a) The Indenture Trustee may appoint one or more Persons (each, an “Authenticating Agent”) with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Section 2.2, Section 2.3, Section 2.5 and Section 2.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.14 shall be deemed to be the authentication of Notes “by the Indenture Trustee”.

(b) Any entity into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any document or any further act on the part of the parties hereto or such Authenticating Agent or such successor entity.

(c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Owner Trustee. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Owner Trustee. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Owner Trustee.

(d) The Administrator agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of Section 2.9 and Section 6.4 shall be applicable to any Authenticating Agent.

Section 2.15 Retained Notes.

(a) As of the date of this Indenture, the Retained Notes have not been registered under the Securities Act and will not be listed on any exchange. Unless and until such Notes have been sold pursuant to a transaction registered under the Securities Act, no transfer of such a Note shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. Except in a transfer pursuant to Rule 144A or a transfer to the Depositor (or any other entity whose separate existence from the Trust is disregarded for federal income tax purposes) or by the Depositor (or any other entity whose separate existence from the Trust is disregarded for federal income tax purposes) to an Affiliate thereof, in the event that a transfer is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the Noteholder desiring to effect such transfer and such Noteholder’s prospective transferee shall each certify to the Trust, the Indenture Trustee and the Depositor in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit F (the “Transferor Certificate”) and Exhibit G (the “Investment Letter”), in each case, with such revisions or modifications as may be determined by the Depositor. Except in a transfer pursuant to Rule 144A or a transfer to the Depositor or by the Depositor (or any other entity whose separate existence from the Trust is disregarded for federal income tax purposes) to an Affiliate thereof, there shall also be delivered to the Depositor and the Indenture Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Depositor, the Trust, the Owner Trustee or the Indenture Trustee (unless it is the transferee from whom such opinion is to be obtained). The Trust shall cause the Depositor to provide to any Noteholder and any prospective transferee designated by any such Noteholder information regarding the Retained Notes and the Receivables and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Retained Notes without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Noteholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Depositor and CarMax (in any capacity) against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

(b) (i) Sale, pledge or transfer of a Retained Note may only be made to a Person who is a United States person (within the meaning of Section 7701(a)(30) of the Code); and (ii) no sale, pledge, or transfer of a Retained Note shall be made (x) to any one person in an amount less than $2,000,000 (or such other amount as the Depositor may determine in order to prevent the Trust from being treated as a “publicly traded partnership” under Section 7704 of the Code) or (y) to a Special Pass-Through Entity, in each case under this clause (ii), unless (A) an opinion of counsel satisfactory to the Indenture Trustee and the Depositor that such sale, pledge, or transfer shall not cause the Trust to be treated as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes shall have been delivered to the Indenture Trustee and the Depositor and (B) the Depositor shall have provided prior written approval; provided, however, that the restrictions in Section 2.15(b)(i) and (ii) above shall not continue to apply to such Retained Notes (covered by the opinion described in this clause) in the event counsel satisfactory to the Indenture Trustee and the Depositor has rendered an opinion, with respect to the sale, pledge or transfer by the Depositor or an Affiliate thereof, to the effect that the Retained Notes to be sold, pledged, or transferred will be characterized as indebtedness for federal income tax purposes. Any transferee, other than the Depositor or any other entity whose separate existence from the Trust is disregarded for federal income tax purposes, acquiring a Retained Note or an interest therein shall be deemed to have made the representations set forth in Section 2.4 (as if Section 2.4(a) applied to the Retained Notes). Any attempted sale, pledge or other transfer in contravention of this Section 2.15(b) will be void ab initio and the purported transferor will continue to be treated as the owner of the Retained Note. For the purposes of this Section 2.15(b), “Special Pass-Through Entity” means a grantor trust, S corporation, or partnership (as determined, in each case, for Federal income tax purposes) where more than 50% of the value of any beneficial owner’s interest in such pass through entity is attributable to the pass-through entity’s interest in the Retained Note.

(c) By directly or indirectly acquiring a Retained Note in a transaction pursuant to Rule 144A, each initial purchaser, transferee and owner of a beneficial interest will be deemed to represent, warrant and agree as follows:

(i)

it understands that such Notes have not been registered under the Securities Act, and may not be sold except as permitted in the following sentence. It understands and agrees, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, (x) that such Notes are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and (y) that such Notes may be resold, pledged or transferred only (i) to the Depositor, (ii) to an “accredited investor” as defined in Rule 501(a)(1),(2),(3) or (7) of Regulation D under the Securities Act (an “Accredited Investor”) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Accredited Investors unless the holder is a bank acting in its fiduciary capacity) that executes a certificate substantially in the form of the Investment Letter, (iii) so long as such Note is eligible for resale pursuant to Rule 144A under the Securities Act, to a person whom it reasonably believes after due inquiry is a “qualified institutional buyer” as defined in Rule 144A, acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are “qualified institutional buyers”) to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (iv) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case the Indenture Trustee shall require that both the prospective transferor and the prospective transferee certify to the Indenture Trustee and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Indenture Trustee and the Depositor. Except in the case of a transfer described in clauses (i) or (iii) above, the Indenture Trustee shall require that a written opinion of counsel (which will not be at the expense of the Depositor, any Affiliate of the Depositor or the Indenture Trustee), satisfactory to the Indenture Trustee and the Depositor, be delivered to the Indenture Trustee and the Depositor to the effect that such transfer will not violate the Securities Act, and will be effected in accordance with any applicable securities laws of each state of the United States. It will notify any purchaser of such Notes from it of the above resale restrictions, if then applicable. It further understands that in connection with any transfer of such Notes by it that the Indenture Trustee and the Depositor may request, and if so requested it will furnish, such certificates and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions;

(ii)

it is a “qualified institutional buyer” as defined under Rule 144A under the Securities Act and is acquiring such Notes for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are “qualified institutional buyers”). It is familiar with Rule 144A under the Securities Act and is aware that the seller of such Notes and other parties intend to rely on the foregoing representations, warranties and acknowledgements and the exemption from the registration requirements of the Securities Act provided by Rule 144A;

(iii)

it understands that Trust, the Indenture Trustee, the Depositor and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and it agrees that if any of the acknowledgments, representations and warranties deemed to have been made by it by its purchase of such Notes, for its own account or for one or more accounts as to each of which it exercises sole investment discretion, are no longer accurate, it shall promptly notify the Depositor; and

(iv)

the Trust, the Indenture Trustee and the Depositor are entitled to rely upon the foregoing representations, warranties and acknowledgements and are irrevocably authorized to produce the foregoing representations, warranties and acknowledgments or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(d) Any transfer in violation of this Section 2.15 will be of no force and effect, will be void ab initio, and will not operate to transfer any rights to the transferee, notwithstanding any instructions to the contrary to the Trust, the Indenture Trustee, or any intermediary. The Trust (or any other entity whose separate existence from the Trust is disregarded for federal income tax purposes) may sell any Retained Notes acquired in violation of this Section 2.15 at the cost and risk of the purported owner. If at any time the Trust determines or is notified that the Noteholder or Note Owner, as the case may be, was in breach, at the time given, of any of the representations set forth in this Section 2.15, the Trust may consider the acquisition of such Retained Note or such beneficial interest in such Retained Note void and require that such Retained Note or such beneficial interest therein be transferred to a person designated by the Trust. If the transferee fails to transfer such Retained Note or such beneficial interests in such Retained Note within thirty (30) days after notice of the voided transfer, then the Trust shall cause such Noteholder’s interest or Note Owner’s interest in such Retained Note to be transferred in a commercially reasonable sale arranged by the Trust (conducted by the Trust or an agent of the Trust in accordance with Section 9-610(b) of the UCC as applied to securities that are sold on a recognized market or that may decline speedily in value), subject to satisfaction of the requirements set forth in this Section 2.15.

(e) During the period described in 17 CFR Part 246.12(f)(1), no Noteholder or Note Owner holding any Notes in satisfaction of CarMax’s obligations under 17 CFR Part 246 may transfer any such Note (or interest therein) until the expiration of such period; provided, that, during such period, such Noteholder or Note Owner may transfer any such Note (or interest therein) to CarMax or any “majority-owned affiliate” (as such term is defined in 17 CFR Part 246.2) of CarMax in accordance with the restrictions contained in 17 CFR Part 246.12. Any purported transfer of any such Note not in accordance with this Section 2.15(e) shall be null and void and shall not be given effect for any purpose whatsoever.

(f) Upon any sale or transfer of any Retained Note (or interest therein) as of the Closing Date, if for tax or other reasons it may be necessary to track any such Note (e.g., if the Notes have original issue discount), tracking conditions such as requiring separate CUSIPs or that such Notes be in definitive registered form may be required by the Depositor or the Administrator as a condition to such transfer and the Trust shall cause the Administrator to provide prior written notice of such sale or transfer and tracking condition to the Indenture Trustee.

ARTICLE III COVENANTS

Section 3.1 Payment of Principal and Interest; Determination of SOFR; Benchmark Replacement.

(a) The Issuer shall duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

(b) U.S. Bank Trust Company, National Association initially shall be the “Calculation Agent” for the purpose of identifying SOFR and calculating the SOFR Rate pursuant to this Section 3.1. Upon any resignation of the Calculation Agent, the Administrator shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Calculation Agent. If a Person other than U.S. Bank Trust Company, National Association is appointed by the Administrator as the Calculation Agent, the Administrator will give the Indenture Trustee prompt written notice of the appointment of the Calculation Agent.

(c) So long as the Class A-2b Notes are Outstanding, the Calculation Agent shall obtain SOFR in accordance with the definition of “SOFR Rate” on each SOFR Adjustment Date and shall promptly provide such rate to the Administrator or such person as directed by the Administrator. All determinations of SOFR by the Calculation Agent, in the absence of manifest error, will be conclusive and binding on the Noteholders.

(d) If the Administrator determines prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the determination of the then-current Benchmark, the Benchmark Replacement determined by the Administrator will replace the then-current Benchmark for all purposes relating to the Class A-2b Notes in respect of such determination on such date and all such determinations on all subsequent dates. The Administrator shall deliver written notice to each Rating Agency and the Calculation Agent on any SOFR Adjustment Date if, as of the applicable Reference Time, the Administrator has determined with respect to the related Accrual Period that there will be a change in the SOFR Rate or the terms related thereto since the immediately preceding SOFR Adjustment Date due to a determination by the Administrator that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred. The Administrator shall have the right to make SOFR Conforming Changes and, in connection with the implementation of a Benchmark Replacement, Benchmark Replacement Conforming Changes, from time to time.

(e) All percentages resulting from any calculation on the Class A-2b Notes shall be rounded to the nearest one hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards (e.g., 9.8765445% (or 0.098765445) would be rounded to 9.87655% (or 0.0987655)), and all dollar amounts used in or resulting from that calculation on the Class A-2b Notes will be rounded to the nearest cent (with one-half cent being rounded upwards).

(f) Any determination, decision or election that may be made by the Administrator or any other Person in connection with a Benchmark Transition Event, a Benchmark Replacement Conforming Change or a Benchmark Replacement pursuant to this Section 3.1 (or pursuant to any capitalized term used in this Section 3.1 or in any such capitalized term), including any determination with respect to administrative feasibility (whether due to technical, administrative or operational issues), a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in the Administrator’s sole discretion, and, notwithstanding anything to the contrary in the Transaction Documents, will become effective without the consent of any other Person (including any Noteholder). The Class A-2b Noteholders shall not have any right to approve or disapprove of these changes and shall be deemed by their acceptance of a Note to have agreed to waive and release any and all claims relating to any such determinations. Notwithstanding anything to the contrary in the Transaction Documents, none of the Issuer, the Owner Trustee, the Indenture Trustee, the Administrator, the Calculation Agent, the Paying Agent, the Seller, the Depositor or the Servicer will have any liability for any action or inaction taken or refrained from being taken by it with respect to any Benchmark, Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Benchmark Replacement Adjustment, Benchmark Replacement Conforming Changes or any other matters related to or arising in connection with the foregoing. Each Noteholder and beneficial owner of Notes, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to waive and release any and all claims against the Issuer, the Owner Trustee, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Administrator, the Seller, the Depositor and the Servicer relating to any such determinations.

(g) None of the Indenture Trustee, the Owner Trustee, the Paying Agent or the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR, the Benchmark or Benchmark Replacement or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any event giving rise to the replacement of the SOFR Rate or a Benchmark Replacement (each of which shall be determined by Administrator), (ii) to select, identify or designate any Benchmark Replacement, or other successor or replacement benchmark index, any Benchmark Replacement Date, any Benchmark Transition Event, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, identify or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index or (iv) to determine whether or what SOFR Conforming Changes, Benchmark Replacement Rate Conforming Changes or other amendments are necessary or advisable, if any, in connection with any of the foregoing.

(h) None of the Indenture Trustee, the Owner Trustee, the Paying Agent or the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Indenture or any other Transaction Document as a result of the unavailability of SOFR Rate or Benchmark and absence of the designation of a Benchmark Replacement Rate, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Administrator, in providing any direction, instruction, notice or information required or contemplated by the terms of this Indenture and reasonably required for the performance of such duties.

(i) Neither the Indenture Trustee nor the Calculation Agent shall have any liability for any interest rate published by any publication that is the source for determining the Interest Rates of the Class A-2b Notes, including but not limited to the Reuters Screen (or any successor source), the FRBNY’s website, the Bloomberg Financial Markets Commodities News or any successor thereto, or for any rates published on any publicly available source or in any of the foregoing cases for any delay, error or inaccuracy in the publication of any such rates, or for any subsequent correction or adjustment thereto.

Section 3.2 Maintenance of Office or Agency. The Note Registrar shall maintain in St. Paul, Minnesota, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Note Registrar in respect of the Notes and this Indenture may be served. The Note Registrar shall give prompt written notice to the Issuer, the Depositor and the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If, at any time, the Issuer and the Note Registrar shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.3 Money for Payments To Be Held in Trust.

(a) As provided in Section 8.2, all payments of amounts due and payable with respect to the Notes that are to be made from amounts withdrawn from the applicable Trust Accounts shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the applicable Trust Accounts shall be paid over to the Issuer, except as provided in this Section 3.3.

(b) On or before each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Payment Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

(c) The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:

(i)

hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)

give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)	at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)

immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for payment of the Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

(v)

comply with all requirements of the Code and any State or local tax law with respect to the withholding from any payments made by it on the Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent, and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

(e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request, and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption in whole pursuant to Section 10.1 or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent at the last address of record for each such Holder).

Section 3.4 Existence. The Issuer shall keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

Section 3.5 Protection of Trust Estate.

(a) The Issuer shall from time to time authorize, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action, necessary or advisable to:

(i)	maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii)	perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)	enforce any of the Collateral; or

(iv)	preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in the Trust Estate against the claims of all Persons.

(b) The Issuer hereby authorizes the Administrator and the Indenture Trustee to file any financing statement or continuation statement required pursuant to this Section 3.5 and designates the Administrator and the Indenture Trustee as its agent and attorney-in-fact to execute any other instrument required to be executed pursuant to this Section 3.5; it being understood that such authorization shall not be deemed to be an obligation on the part of the Administrator or the Indenture Trustee to make any such filing. The Issuer further hereby authorizes the Administrator and the Indenture Trustee to file any financing statement and amendments thereto that indicate the Collateral (A) as all assets of the Issuer, all personal property of the Issuer or words of similar effect, regardless of whether any particular asset included in the Collateral falls within the scope of Article 9 of the Relevant UCC, or (B) as being of an equal or lesser scope or with greater detail. If the Indenture Trustee prepares or files any such financing statement, continuation statement or amendment thereto, the Indenture Trustee’s responsibility with respect to such financing statement, continuation statement or amendment shall be subject to the provisions of Sections 6.1 and 6.4 hereof.

Section 3.6 Opinions as to Trust Estate.

(a) On the Closing Date, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel substantially in the form attached as Exhibit E.

(b) On or before March 31 of each year (commencing with the year 2024), the Issuer shall deliver to the Depositor and the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the authorization and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that, in the opinion of such counsel, no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the authorization and filing of any financing statements and continuation statements that shall, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31 in the following year.

Section 3.7 Performance of Obligations; Servicing of Receivables.

(a) The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture and the other Transaction Documents.

(b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Issuer’s Certificate shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

(c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and the instruments and agreements included in the Trust Estate, including filing or causing to be filed all financing statements and continuation statements required to be filed under the Relevant UCC by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

(d) If the Issuer shall have knowledge of the occurrence of an Event of Servicing Termination, the Issuer shall promptly notify the Depositor, the Indenture Trustee, the Rating Agencies and the Administrator in writing of such event and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If an Event of Servicing Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

(e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer’s rights and powers pursuant to Section 8.1 of the Sale and Servicing Agreement, the Issuer may (subject to the rights of the Indenture Trustee to direct such appointment pursuant to Section 8.2 of the Sale and Servicing Agreement) appoint a successor servicer (the “Successor Servicer”), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee, without further action, shall be the successor to the Servicer in all respects in accordance with Section 8.2 of the Sale and Servicing Agreement. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer (other than the Indenture Trustee) shall (i) be an established financial institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of motor vehicle installment sale contracts and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Servicer. If, within thirty (30) days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and, in accordance with Section 8.2 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed to the Servicer’s duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become successor to the Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates; provided, however, that the Indenture Trustee, in its capacity as the Servicer, shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Servicer. Notwithstanding any other provisions of this Indenture to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or for any differential in the amount of the servicing fee paid under the Sale and Servicing Agreement and the amount necessary to induce any Successor Servicer to act as Successor Servicer under the Sale and Servicing Agreement.

(f) Upon any termination of the Servicer’s rights and powers pursuant to Section 8.1 of the Sale and Servicing Agreement, the Issuer shall promptly notify the Depositor, the Indenture Trustee, the Administrator and the Rating Agencies in writing of such termination. Upon any appointment of a Successor Servicer by the Issuer, the Issuer shall promptly notify the Depositor, the Indenture Trustee, the Administrator and the Rating Agencies in writing of such appointment, specifying in such notice the name and address of such Successor Servicer.

(g) The Issuer shall not waive timely performance by the Depositor, the Seller or the Servicer of their respective obligations under the Transaction Documents if such waiver would reasonably be expected to materially adversely affect the interests of the Noteholders.

Section 3.8 Negative Covenants.

(a) If any Notes are Outstanding, the Issuer shall not:

(i)

except as expressly permitted by this Indenture, the Trust Agreement, the Receivables Purchase Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so in writing by the Indenture Trustee;

(ii)

claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable State law) or assert any claim against any present or former Noteholder by reason of the payment of taxes levied or assessed upon the Issuer;

(iii)	dissolve or liquidate in whole or in part;

(iv)

(A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien (including any lien arising in connection with any tax imposed under the Margin Tax), charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics’ liens and other liens that arise by operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid and perfected first priority (other than with respect to any such tax, mechanics’ or other lien) security interest in the Trust Estate;

(v)

engage in any activities other than financing, acquiring, owning, pledging and managing the Receivables as contemplated by the Receivables Purchase Agreement, the Trust Agreement, the Sale and Servicing Agreement and this Indenture and activities incidental to such activities; or

(vi)

incur, assume or guarantee any indebtedness other than the indebtedness evidenced by the Notes or indebtedness otherwise permitted by the Receivables Purchase Agreement, the Trust Agreement, the Sale and Servicing Agreement or this Indenture.

Section 3.9 Annual Statement as to Compliance.

(a) On or before May 31 of each year (commencing with the year 2024), the Issuer shall deliver to the Depositor and the Indenture Trustee an Issuer’s Certificate stating, as to the Authorized Officer signing such Issuer’s Certificate, that:

(i)

a review of the activities of the Issuer during the preceding Trust Fiscal Year (or, in the case of the Issuer’s Certificate to be delivered in the year 2024, during the period beginning on the Closing Date and ending on the last day of February 2024) and of its performance under this Indenture has been made under such Authorized Officer’s supervision; and

(ii)

to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such preceding Trust Fiscal Year (or, in the case of the Issuer’s Certificate to be delivered in the year 2024, during the period beginning on the Closing Date and ending on the last day of February 2024) or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.10 Issuer May Consolidate, etc., Only on Certain Terms.

(a) The Issuer shall not consolidate or merge with or into any other Person, unless:

(i)

the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall be a Person organized and existing under the laws of the United States or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Depositor and the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)	immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii)	the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv)

the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v)	any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi)

the Issuer shall have delivered to the Indenture Trustee an Issuer’s Certificate and an Opinion of Counsel, each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent provided for in this Indenture relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b) Other than as specifically contemplated by the Transaction Documents, the Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any other Person, unless:

(i)

the Person that acquires by conveyance or transfer the properties or assets of the Issuer the conveyance or transfer of which is hereby restricted (A) shall be a United States citizen or a Person organized and existing under the laws of the United States or any State, (B) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) shall expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, shall expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) shall expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(ii)	immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii)	the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv)

the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Depositor) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v)	any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi)

the Issuer shall have delivered to the Indenture Trustee and the Depositor an Issuer’s Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent provided for in this Indenture relating to such transaction have been complied with (including any filing required by the Exchange Act).

Section 3.11 Successor or Transferee.

(a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

(b) Upon any conveyance or transfer of all the properties and assets of the Issuer in accordance with Section 3.10(b), CarMax Auto Owner Trust 2023-4 shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee and the Depositor stating that CarMax Auto Owner Trust 2023-4 is to be so released.

Section 3.12 No Other Business. The Issuer shall not engage in any business other than financing, acquiring, owning and pledging the Receivables in the manner contemplated by this Indenture and the other Transaction Documents, issuing the Notes pursuant to the terms hereof and the Certificate pursuant to the terms of the Trust Agreement and activities incidental thereto.

Section 3.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.14 Servicer’s Obligations. The Issuer shall cause the Servicer to comply with the Sale and Servicing Agreement.

Section 3.15 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture and the other Transaction Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.16 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.17 Restricted Payments. The Issuer shall not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions as contemplated by, and to the extent funds are available for such purpose, under the Sale and Servicing Agreement, the Trust Agreement or this Indenture. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account, the Note Payment Account, the Certificate Payment Account or the Reserve Account except in accordance with this Indenture and the other Transaction Documents.

Section 3.18 Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Depositor, the Rating Agencies and the Administrator prompt written notice of each Event of Default hereunder, each default on the part of the Depositor or the Servicer of its obligations under the Sale and Servicing Agreement and each default on the part of the Seller or the Depositor of its obligations under the Receivables Purchase Agreement.

Section 3.19 Removal of Administrator. For so long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied with respect to such removal.

Section 3.20 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.21 Sales Finance Company Licenses. The Issuer shall take such action as, in its reasonable judgment, shall be necessary to maintain the effectiveness of all sales finance company licenses required under the Maryland Code and all licenses required under the Pennsylvania Motor Vehicle Sales Finance Company Act in connection with this Indenture and the transactions contemplated hereby until the lien and security interest of this Indenture shall no longer be in effect in accordance with the terms hereof.

Section 3.22 Representations and Warranties by the Issuer to the Indenture Trustee. The Issuer hereby represents and warrants to the Indenture Trustee that the representations and warranties regarding creation, perfection and priority of security interests in the Receivables, which are attached to this Indenture as Appendix A, are true and correct to the extent they are applicable.

ARTICLE IV SATISFACTION AND DISCHARGE

Section 4.1 Satisfaction and Discharge of Indenture.

(a) This Indenture shall cease to be of further effect with respect to the Notes, except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Section 3.3, Section 3.4, Section 3.5, Section 3.8, Section 3.10, Section 3.12, Section 3.13, Section 3.16 and Section 3.17, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.3) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when either:

(i)

all Notes of all Classes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (ii) Notes for whose payment money has theretofore been irrevocably deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

(ii)

(A) all Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee (or, if the Indenture Trustee is not the Paying Agent, the Paying Agent), in trust, cash or direct obligations of or obligations guaranteed by the United States (which will mature prior to the date needed), in an amount sufficient to pay and discharge the entire indebtedness on such Notes when due on the applicable Class Final Distribution Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be; and

(B) the Issuer has paid or caused to be paid all other sumspayable by the Issuer hereunder and under the other Transaction Documents.

Section 4.2 Satisfaction, Discharge and Defeasance of the Notes.

(a) Upon satisfaction of the conditions set forth in Section 4.2(b) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Notes Outstanding, and the provisions of this Indenture, as it relates to such Notes, shall no longer be in effect (and the Indenture Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except as to:

(i)

the rights of the Noteholders to receive, from the trust funds described in Section 4.2(b)(i), payment of the principal of and interest on the Notes Outstanding at maturity of such principal or interest;

(ii)	the obligations of the Issuer with respect to the Notes under Section 2.5, Section 2.6, Section 3.2 and Section 3.3;

(iii)	the obligations of the Issuer to the Indenture Trustee under Section 6.7; and

(iv)	the rights, powers, trusts and immunities of the Indenture Trustee hereunder and the duties of the Indenture Trustee hereunder.

(b) The satisfaction, discharge and defeasance of the Notes pursuant to Section 4.2(a) is subject to the satisfaction of all of the following conditions:

(i)

the Issuer has deposited or caused to be deposited irrevocably (except as provided in Section 4.4) with the Indenture Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, which, through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day prior to the due date of any payment referred to below, money in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay and discharge the entire indebtedness on the Notes Outstanding, for principal thereof and interest thereon to the date of such deposit (in the case of Notes that have become due and payable) or to the maturity of such principal and interest, as the case may be;

(ii)	such deposit will not result in a breach or violation of, or constitute an event of default under, any Transaction Document or other agreement or instrument to which the Issuer is bound;

(iii)	no Event of Default has occurred and is continuing on the date of such deposit or on the ninety-first (91st) day after such date; and

(iv)

the Issuer has delivered to the Depositor and the Indenture Trustee an Issuer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Indenture relating to the defeasance contemplated by this Section 4.2 have been complied with.

Section 4.3 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by the Indenture Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, to the Holders of the Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest, but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

Section 4.4 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

ARTICLE V REMEDIES

Section 5.1 Events of Default.

(a) “Event of Default” means the occurrence of any one of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)	default in the payment of any interest on any Note of the Controlling Class when the same becomes due and payable and such default shall continue for a period of five (5) or more Business Days;

(ii)	default in the payment of any principal due and payable on any Class of Notes on the related Class Final Distribution Date;

(iii)

material default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement a default in the observance or performance of which is specifically dealt with elsewhere in this Section 5.1), and such default shall continue or not be cured for a period of sixty (60) days after there shall have been given, by registered or certified mail, to the Issuer by the Depositor or the Indenture Trustee or to the Issuer, the Depositor and the Indenture Trustee by the Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class, a written notice specifying such default and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

(iv)

any representation or warranty of the Issuer made in this Indenture or in any certificate delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Issuer by the Depositor or the Indenture Trustee or to the Issuer, the Depositor and to the Indenture Trustee by the Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class, a written notice specifying such incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

(v)

the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; and

(vi)

the commencement by the Issuer of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

(b) The Issuer shall deliver to the Indenture Trustee and the Depositor, within five (5) days after the occurrence of any event that, with notice or the lapse of time or both, would become an Event of Default under clause (iii) or (iv), written notice of such Default in the form of an Issuer’s Certificate, the status of such Default and what action the Issuer is taking or proposes to take with respect to such Default.

Section 5.2 Acceleration of Maturity; Rescission and Annulment.

(a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee or the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class may, upon prior written notice to the Administrator (who shall promptly forward such notice to each Rating Agency), declare the Notes to be immediately due and payable by written notice to the Issuer (and to the Indenture Trustee if given by Noteholders), the Depositor and the Servicer, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

(b) If the Notes have been declared immediately due and payable following an Event of Default, before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class, by written notice to the Issuer, the Depositor, the Indenture Trustee and the Administrator (who shall promptly forward such notice to each Rating Agency), may rescind and annul such declaration of acceleration and its consequences if:

(i)

the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay all principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

(ii)	all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

(c) No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a) If (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five (5) Business Days, or (ii) default is made in the payment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal at the applicable Note Rate and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the applicable Note Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel and other amounts due and owing to the Indenture Trustee pursuant to Section 6.7.

(b) If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or such other obligor, wherever situated, the monies adjudged or decreed to be payable.

(c) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d) If there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or if there shall be pending any other comparable judicial Proceedings relative to the Issuer or any other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)

to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents and attorneys, and all other amounts due and owing to the Indenture Trustee pursuant to Section 6.7) and of the Noteholders allowed in such Proceedings;

(ii)

unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii)

to collect and receive any monies or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf;

(iv)

to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and

(v)

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of the Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents and attorneys, and all other amounts due and owing to the Indenture Trustee pursuant to Section 6.7.

(e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

(g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section 5.4 Remedies; Priorities.

(a) If the Notes have been declared immediately due and payable following an Event of Default, the Indenture Trustee may, or at the written direction of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class shall, take one or more of the following actions as so directed (subject to Section 5.5):

(i)

institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon the Notes monies adjudged due;

(ii)	institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii)	exercise any remedies of a secured party under the Relevant UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

(iv)

sell the Trust Estate or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate at the direction of the Holders following an Event of Default, other than an Event of Default described in Section 5.1(i) or (ii), unless (A) the Holders of 100% of the Note Balance consent thereto, (B) the proceeds of such sale or liquidation will be sufficient to pay in full the Note Balance and all accrued but unpaid interest on the Outstanding Notes or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared immediately due and payable, and the Indenture Trustee obtains the consent of the Holders of Notes evidencing not less than 66 2/3% of the Note Balance of the Controlling Class. In determining such sufficiency or insufficiency with respect to clauses (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

(b) Notwithstanding the provisions of Section 2.8 or Section 8.2, if the Indenture Trustee collects any money or property pursuant to this Section 5.4 and the Notes have been accelerated, it (or, if the Indenture Trustee is not the Paying Agent, the Paying Agent) shall pay out such money or property (and other amounts, including all amounts held on deposit in the Reserve Account, except that amounts withdrawn from the Reserve Account will not be distributed to the Certificateholders, used to reimburse Unreimbursed Servicer Advance, Unrelated Amounts or be paid to CarMax or any of its Affiliates in respect of the Total Servicing Fee owing to the Servicer to the extent that CarMax or any of its affiliates is the Servicer) in the following order of priority:

(i)

first, to the Servicer, the Total Servicing Fee for the preceding Collection Period, any Unreimbursed Servicer Advances and any Unrelated Amounts specified in Section 3.8(b) of the Sale and Servicing Agreement for the preceding Collection Period;

(ii)

second, on a pro rata basis: (A) if the Indenture Trustee has become the Servicer pursuant to Section 8.2 of the Sale and Servicing Agreement, any amounts due in connection with indemnification of the Indenture Trustee as Successor Servicer and not paid pursuant to Section 7.2 of the Sale and Servicing Agreement plus any Transition Costs due in connection with such transfer of servicing and not paid pursuant to Section 8.2(b) of the Sale and Servicing Agreement; (B) to the Indenture Trustee, all amounts due to the Indenture Trustee pursuant to Section 6.7 not previously paid by the Administrator, and to the Owner Trustee, all amounts due to the

Owner Trustee pursuant to Sections 8.1 and 8.2 of the Trust Agreement not previously paid by the Servicer; and (C) to the Asset Representations Reviewer, all amounts due to the Asset Representations Reviewer pursuant to the Asset Representations Review Agreement not previously paid by the Servicer;

(iii)	third, on a pro rata basis, to the Class A Noteholders, the Total Note Interest for each Class of the Class A Notes;

(iv)	fourth, if an Event of Default described in Section 5.1 (i), (ii), (v) or (vi) has occurred, in the following order of priority:

(A)	to the Class A-1 Noteholders until the principal amount of the Class A-1 Notes has been paid in full;

(B)

to the Holders of each Class of the remaining Class A Notes, pro rata based on the outstanding principal amount of such Class of Class A Notes as of such Distribution Date, until the principal amount of each such Class of the remaining Class A Notes has been paid in full;

(C)	to the Class B Noteholders, the Total Note Interest for the Class B Notes;

(D)	to the Class B Noteholders, until the principal amount of the Class B Notes has been paid in full;

(E)	to the Class C Noteholders, the Total Note Interest for the Class C Notes;

(F)	to the Class C Noteholders, until the principal amount of the Class C Notes has been paid in full;

(G)	to the Class D Noteholders, the Total Note Interest for the Class D Notes;

(H)	to the Class D Noteholders, until the principal amount of the Class D Notes has been paid in full;

(v)	fifth, if an Event of Default described in Section 5.1 (iii) or (iv) has occurred, in the following order of priority:

(A)	to the Class B Noteholders, the Total Note Interest for the Class B Notes;

(B)	to the Class C Noteholders, the Total Note Interest for the Class C Notes;

(C)	to the Class D Noteholders, the Total Note Interest for the Class D Notes;

(D)	to the Class A-1 Noteholders until the principal amount of the Class A-1 Notes has been paid in full;

(E)

to the Holders of each Class of the remaining Class A Notes, pro rata based on the outstanding principal amount of such Class of Class A Notes as of such Distribution Date, until the principal amount of each such Class of the remaining Class A Notes has been paid in full;

(F)	to the Class B Noteholders, until the principal amount of the Class B Notes has been paid in full;

(G)	to the Class C Noteholders, until the principal amount of the Class C Notes has been paid in full;

(H)	to the Class D Noteholders, until the principal amount of the Class D Notes has been paid in full;

(vi)

sixth, if the Indenture Trustee or any other Successor Servicer has become the Servicer pursuant to Section 8.2 of the Sale and Servicing Agreement, to such Successor Servicer, any Additional Servicing Fee, if any, for the preceding Collection Period and any unpaid Additional Servicing Fees from prior Collection Periods; and

(vii)	seventh, to the Certificateholders, any remaining amounts.

(c) Prior to an acceleration of the Notes following an Event of Default, if the Indenture Trustee collects any money or property pursuant to this Article V, such amounts shall be deposited in the Collection Account and distributed in accordance with Section 2.8 and Section 8.2.

(d) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4. At least five (5) days before such record date, the Indenture Trustee on behalf of the Issuer shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.5 Optional Preservation of the Receivables. If the Notes have been declared immediately due and payable following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate and apply proceeds as if there had been no declaration of acceleration; provided, however, that the Available Funds shall be applied in accordance with such declaration of acceleration in the manner specified in Section 5.4(b) as provided in Section 4.6(d) of the Sale and Servicing Agreement. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.6 Limitation of Suits.

(a) No Holder of any Note shall have any right to institute any Proceeding with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, except in accordance with Section 2.4(d) of the Sale and Servicing Agreement, unless:

(i)	such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(ii)

the Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(iii)	such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

(iv)	the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

(v)

no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class.

(b) It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided.

(c) In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each evidencing less than 51% of the Note Balance of the Controlling Class, the Indenture Trustee will take action in accordance with the direction of the greatest amount of Holders of Notes (measured by principal balance).

Section 5.7 Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions of this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.8 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or the Noteholders, as the case may be.

Section 5.11 Control by Noteholders of the Controlling Class.

(a) The Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, however, that:

(i)	such direction shall not be in conflict with any rule of law or with this Indenture or any other Transaction Document;

(ii)

subject to the express terms of Section 5.4, any written direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes evidencing not less than 100% of the Note Balance;

(iii)

if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such section, then any written direction to the Indenture Trustee by the Holders of Notes evidencing less than 100% of the Note Balance to sell or liquidate the Trust Estate shall be of no force and effect; and

(iv)	the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

(b) Notwithstanding the rights of Noteholders set forth in this Section 5.11, subject to Section 6.1, the Indenture Trustee need not take any action that it reasonably believes might involve it in costs, expenses and liabilities for which it will not be adequately indemnified or might materially adversely affect the rights of any Noteholders not consenting to such action.

Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class, may, on behalf of all Noteholders, waive any past Default or Event of Default and its consequences except a Default or Event of Default (i) in the payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof that cannot be amended, supplemented or modified without the consent of all the Noteholders. Upon any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney’s fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 5.13 shall not apply to (i) any suit instituted by the Indenture Trustee, (ii) any suit instituted by any Noteholder or group of Noteholders, in each case holding Notes evidencing in the aggregate more than 10% of the Note Balance (or, in the case of any suit which is instituted by the Controlling Class, more than 10% of the Note Balance of the Controlling Class) or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15 Action on Notes. The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

Section 5.16 Performance and Enforcement of Certain Obligations.

(a) Promptly following a request from the Indenture Trustee to do so, and at the Administrator’s expense (or, if the Indenture Trustee is then acting as the Administrator, at the expense of CarMax), the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor and the Servicer of their respective obligations to the Issuer under or in connection with the Sale and Servicing Agreement or by the Seller of its obligations under or in connection with the Receivables Purchase Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor and the Servicer of their respective obligations thereunder.

(b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of Notes evidencing not less than 66 2/3% of the Note Balance of the Controlling Class shall (subject to Section 6.2(f)), exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor or the Servicer under or in connection with the Sale and Servicing Agreement or against the Seller under or in connection with the Receivables Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Depositor or the Servicer, as the case may be, of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement or the Receivables Purchase Agreement, as the case may be, and any right of the Issuer to take such action shall be suspended.

(c) Promptly following a request from the Indenture Trustee to do so and at the Administrator’s expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller of its obligations to the Depositor under or in connection with the Receivables Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Receivables Purchase Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller of its obligations under the Receivables Purchase Agreement.

(d) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of Notes evidencing not less than 66 2/3% of the Note Balance of the Controlling Class shall (subject to Section 6.2(f)), exercise all rights, remedies, powers, privileges and claims of the Depositor against the Seller under or in connection with the Receivables Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller of its obligations to the Depositor thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Receivables Purchase Agreement, and any right of the Depositor to take such action shall be suspended.

ARTICLE VI THE INDENTURE TRUSTEE

Section 6.1 Duties of Indenture Trustee.

(a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b) Except during the continuance of an Event of Default:

(i)

the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee, and any discretion, permissive right or privilege shall not be deemed to be or otherwise construed as a duty or obligation; and

(ii)

in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and, if required by the terms of this Indenture, conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

(c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)	this paragraph does not limit the effect of paragraph (b) of this Section 6.1;

(ii)

the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

(iii)	the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11; and

(iv)	the Indenture Trustee shall not be liable for special, punitive, consequential, or indirect damages (including, among other things, lost profits).

(d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

(f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder if the Indenture Trustee shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured or provided to it.

(g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and the TIA.

(h) The Indenture Trustee shall not be charged with knowledge of any Event of Default, breach of a representation or warranty of any other party to the Transaction Documents or of any other event unless either (i) a Responsible Officer shall have actual knowledge of such Event of Default, breach of a representation or warranty or other event or (ii) written notice of such Event of Default, breach of a representation or warranty or other event shall have been given to a Responsible Officer of the Indenture Trustee in accordance with the provisions of this Indenture; provided, however, that for the avoidance of doubt, the Indenture Trustee shall not be deemed to have knowledge of a breach of representation or warranty solely as a result of the receipt and possession by the Indenture Trustee of the Review Report (as defined in the Asset Representations Review Agreement). Except as expressly provided in this Indenture, the Indenture Trustee shall have no duty to take any action to determine whether any Event of Default or other event has occurred.

(i) The Indenture Trustee shall be required to carry out its duties as specified in Sections 4.1, 4.7, 4.9, 7.4(c), 8.1, 8.2, 8.3(a), 8.4, 10.12 and 10.14 of the Sale and Servicing Agreement. In furtherance of the foregoing, Sections 4.1, 4.7, 4.9, 7.4(c), 8.1, 8.2, 8.3(a), 8.4, 10.12 and 10.14 of the Sale and Servicing Agreement are hereby incorporated by reference into this Indenture to the extent that they refer to obligations of the Indenture Trustee.

(j) Subject to Sections 6.1(a) and (c), in no event shall the Indenture Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities; it being understood that the Indenture Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(k) The Indenture Trustee shall have the right to decline to follow any investor direction if the Indenture Trustee determines that the action or proceeding as directed may not lawfully be taken or conflicts with this Indenture or other Transaction Document or if the Indenture Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-directing holders.

(l) The Indenture Trustee shall not have any obligation to investigate any matter or to exercise any powers vested by the Indenture Trustee unless requested by 25% or more of the Holders, and such Holders have assured to the Indenture Trustee indemnity satisfactory to it.

Section 6.2 Rights of Indenture Trustee.

(a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper Person.

(b) Before the Indenture Trustee acts or refrains from acting, it may request and shall be entitled to receive an Issuer’s Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Issuer’s Certificate or Opinion of Counsel.

(c) The Indenture Trustee in any of its capacities may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

(e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

(g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney. In no event shall the Indenture Trustee have any responsibility to monitor CarMax’s compliance with or be charged with knowledge of the risk retention rules of 17 CFR Part 246, nor shall it be liable to any investor, Holder, or any party whatsoever for violation of such rules or requirements or such similar provisions now or hereafter in effect.

(h) Any permissive right or privilege of the Indenture Trustee hereunder shall not be deemed to be or otherwise construed as a duty or obligation.

(i) The Indenture Trustee shall not be liable for the failure to perform its duties hereunder if such failure is a direct or proximate result of another party failing to perform its duties.

Section 6.3 Individual Rights of Indenture Trustee. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Calculation Agent, Note Registrar, co-registrar or co-paying agent hereunder may do the same with like rights.

Section 6.4 Indenture Trustee’s Disclaimer. The Indenture Trustee (i) shall not be responsible for, and makes no representation as to, the validity or adequacy of this Indenture or the Notes, (ii) shall not be accountable for the Issuer’s use of the proceeds from the Notes or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee’s certificate of authentication and (iii) shall not be responsible for the acts or omissions of any other party, including the Servicer, Seller and Depositor, and may assume each other party’s performance of its obligations under the Trust Agreement, the Receivables Purchase Agreement and the Sale and Servicing Agreement absent written notice or actual knowledge of a Responsible Officer to the contrary.

Section 6.5 Notice of Defaults. If an Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder and the Administrator notice of such Event of Default within ninety (90) days after it occurs. Except in the case of an Event of Default described in Section 5.1(a)(i) or (ii) (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

Section 6.6 Reports by Indenture Trustee to Holders. The Indenture Trustee shall make available, within a reasonable period of time after the end of each calendar year, to each Person who at any time during such calendar year was a Noteholder, such information furnished to the Indenture Trustee as may be required to enable such Person to prepare its federal and State income tax returns.

Section 6.7 Compensation and Indemnity.

(a) The Administrator, on behalf of the Issuer, shall pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Administrator, on behalf of the Issuer, shall reimburse the Indenture Trustee for all expenses, advances and disbursements reasonably incurred or made by it, including costs of collection, in addition to the compensation for its services; provided, however, that the Administrator need not reimburse the Indenture Trustee for any expense incurred through the Indenture Trustee’s willful misconduct, negligence, or bad faith. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s agents, counsel, accountants and experts. The Administrator, on behalf of the Issuer, shall indemnify the Indenture Trustee for, and hold it and its officers, directors, employees, representatives and agents, harmless against, any and all loss, liability, cost or expense (including reasonable attorneys’ fees and expenses and court costs, and any loss or expense incurred in connection with a successful defense, in whole or in part, of any claim that the Indenture Trustee breached its standard of care) incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including those incurred in connection with any action, claim or suit brought to enforce the Indenture Trustee’s right to indemnification; provided, however, that the Administrator need not indemnify the Indenture Trustee for, or hold it harmless against, any such loss, liability, cost or expense incurred through the Indenture Trustee’s willful misconduct, negligence, or bad faith. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Any failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not, however, relieve the Administrator of its obligations hereunder. The Administrator, on behalf of the Issuer, shall defend any such claim. The Indenture Trustee may have separate counsel in connection with the defense of any such claim, and the Administrator, on behalf of the Issuer, shall pay the fees and expenses of such counsel. If the Indenture Trustee is then acting as Administrator, all payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall be paid by CarMax.

(b) The payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture.

(c) When the Indenture Trustee incurs fees or expenses after the occurrence of a Default specified in Section 5.1(a)(v) or Section 5.1(a)(vi) with respect to the Issuer, such fees and expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

Section 6.8 Replacement of Indenture Trustee.

(a) No resignation or removal of the Indenture Trustee, and no appointment of a successor Indenture Trustee, shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8. The Indenture Trustee may resign at any time by providing the Issuer, the Administrator, the Depositor and the Noteholders with at least 60 days’ advance written notice. The Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class may remove the Indenture Trustee without cause by notifying the Indenture Trustee (with a copy to the Issuer, the Administrator, the Depositor and the Rating Agencies) of such removal and, following such removal, may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

(i)	the Indenture Trustee fails to comply with Section 6.11;

(ii)	the Indenture Trustee is adjudged to be bankrupt or insolvent;

(iii)	a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(iv)	the Indenture Trustee otherwise becomes incapable of acting.

(b) If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Administrator shall promptly appoint a successor Indenture Trustee.

(c) Any successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Issuer, the Administrator and the Depositor. Upon delivery of such written acceptance, the resignation or removal of the retiring Indenture Trustee shall become effective and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

(d) If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(e) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Administrator’s obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.9 Successor Indenture Trustee by Merger.

(a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided, however, that such corporation or banking association must be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies, the Administrator and the Depositor with prior written notice of any such transaction.

(b) If at the time such successor or successors by consolidation, merger or conversion to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated, and in case at that time any of the Notes shall not have been authenticated, any such successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor trustee or in the name of the successor to the Indenture Trustee. In all such cases such certificates shall have the full force which the Notes or this Indenture provide that the certificate of the Indenture Trustee shall have.

Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver an instrument to appoint one or more Persons to act as a co-trustee or co-trustees, jointly with the Indenture Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Indenture shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

(b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee shall not be authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)	no trustee under this Indenture shall be personally liable by reason of any act or omission of any other trustee under this Indenture; and

(iii)	the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Each such instrument shall be filed with the Indenture Trustee.

(d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent permitted by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11 Eligibility; Disqualification.

(a) The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee or its parent shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long-term debt rating acceptable to each of the Rating Agencies. The Indenture Trustee shall comply with TIA Section 310(b).

(b) The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

(c) In the case of the appointment pursuant to this Section 6.11 of a successor Indenture Trustee with respect to any Class of Notes, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be a trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided herein.

Section 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

Section 6.13 Communications Regarding Demands to Purchase Receivables. The Indenture Trustee agrees to cooperate in good faith with any reasonable request by the Depositor for information which is required in order to enable the Depositor to comply with the provisions of Items 1104(e) and 1121(c) of Regulation AB and Rule 15Ga-1 under the Exchange Act as it relates to the Indenture Trustee or to the Indenture Trustee’s obligations under this Indenture. The Indenture Trustee shall provide the Depositor with notification, as soon as practicable and in any event within five (5) Business Days, of (i) all demands communicated to the Indenture Trustee for the repurchase or replacement of any Receivable and (ii) all requests by Verified Note Owners to communicate with other Noteholders regarding the exercise of remedies pursuant to the Transaction Documents.

ARTICLE VII NOTEHOLDERS’ LISTS AND REPORTS; ASSET REPRESENTATIONS REVIEW

Section 7.1 Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. If and so long as the Indenture Trustee is not the Note Registrar, the Issuer shall furnish or cause to be furnished to the Indenture Trustee (i) not more than five (5) days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date and (ii) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that, with respect to Notes issued as Book-Entry Notes, no such list shall be required to be furnished.

Section 7.2 Preservation of Information; Communications to Noteholders.

(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of the Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

(b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

(c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

Section 7.3 Reports by Issuer.

(a) The Issuer shall:

(i)

file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)

file with the Indenture Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii)

supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section (a) and by the rules and regulations prescribed from time to time by the Commission.

(b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall correspond to the Trust Fiscal Year.

Section 7.4 Reports by Indenture Trustee.

(a) If required by TIA Section 313(a), within sixty (60) days after each March 31, beginning with March 31, 2024, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee shall also comply with TIA Section 313(b).

(b) The Indenture Trustee shall file with the Commission and each stock exchange, if any, on which the Notes are listed a copy of each report mailed to Noteholders pursuant to this Indenture. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

Section 7.5 Noteholder Communications.

(a) Noteholder Communications with Indenture Trustee. A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) may communicate with the Indenture Trustee and give notices and make requests and demands and give directions to the Indenture Trustee through the procedures of the Clearing Agency and by notice to the Indenture Trustee. In the event that a Verified Note Owner communicates with the Indenture Trustee, the Indenture Trustee shall provide a copy of the supporting evidence provided to the Indenture Trustee to the Issuer. The Indenture Trustee will not be required to take action in response to requests, demands or directions of a Noteholder or a Verified Note Owner, other than requests, demands or directions relating to obligations of the Indenture Trustee in connection with an Asset Representations Review Notice explicitly set forth in Section 7.6, unless the Noteholder or Verified Note Owner has offered reasonable security or indemnity reasonably satisfactory to the Indenture Trustee to protect it against the fees and expenses that it may incur in complying with the request, demand or direction.

(b) Communications between Noteholders. A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) that seeks to communicate with other Noteholders or Note Owners, as applicable, about a possible exercise of rights under this Indenture or the other Transaction Documents may send a request to the Servicer, on behalf of the Issuer, at CMX_Corp_Fin_Dept@carmax.com to include information regarding the communication in a Form 10-D to be filed by the Issuer with the Commission. Each request must include (i) the name of the requesting Noteholder or Note Owner, (ii) the method by which other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner and (iii) in the case of a Note Owner, evidence of and a certification from that Person that it is a Verified Note Owner. A Noteholder or Verified Note Owner, as applicable, that delivers a request under this Section 7.5(b) will be deemed to have certified to the Issuer and the Servicer that its request to communicate with other Noteholders or Note Owners, as applicable, relates solely to a possible exercise of rights under this Indenture or the other Transaction Documents, and will not be used for other purposes. The Issuer will promptly deliver any such request to the Servicer. On receipt of such a request, the Servicer will include in the Form 10-D filed by the Issuer with the Commission for the Collection Period in which the request was received (A) a statement that the Servicer has received a request from a Noteholder or Note Owner, as applicable, that is interested in communicating with other Noteholders or Note Owners, as applicable, about a possible exercise of rights under this Indenture or the other Transaction Documents, (B) the name of the requesting Noteholder or Note Owner, (C) the date the request was received and (D) a description of the method by which the other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that such requesting Noteholder or Note Owner will pay any costs associated with communicating with other Noteholders or Note Owners, and none of the Seller, the Servicer, the Depositor, the Issuer, the Administrator, the Indenture Trustee or the Owner Trustee will be responsible for such costs.

Section 7.6 Asset Representations Review.

(a) If a Delinquency Trigger Event occurs, a Noteholder (if the Notes are represented by Definitive Notes) or a Verified Note Owner (if the Notes are represented by Book-Entry Notes) may make a demand on the Indenture Trustee to cause a vote of the Noteholders or Note Owners, as applicable, about whether to direct the Asset Representations Reviewer to conduct an Asset Representations Review. If Noteholders and Note Owners of 5% or more of the aggregate principal amount of all Notes Outstanding demand a vote within 90 days of the filing of the Form 10-D indicating that the Delinquency Trigger Event has occurred, the Indenture Trustee will promptly request a vote of the Noteholders and Note Owners as described in Section 7.6(b) below; provided, that for the purpose of determining the holders of the Notes Outstanding, any Notes held by CarMax or any of its Affiliates shall not be included in such calculation.

(b) Upon the direction of the requisite Noteholders or Note Owners set forth in Section 7.6(a), the Indenture Trustee shall conduct a vote of all Noteholders, and shall cause the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.) to conduct a vote of all Note Owners. The Indenture Trustee shall provide to the Servicer the voting instructions and procedures applicable to the Noteholders and Note Owners to be included in the Form 10-D filed by the Issuer with the Commission. Each Noteholder or Note Owner that elects to vote shall vote whether or not the Asset Representations Reviewer should be directed to conduct an Asset Representations Review. Noteholders or Note Owners shall be permitted to vote for 150 days after the filing of the Form 10-D indicating that the Delinquency Trigger Event has occurred.

(c) In the event that a Verified Note Owner exercises its right to vote such Note Owner’s beneficial interest, the Indenture Trustee shall provide a copy of the supporting evidence provided to the Indenture Trustee to the Issuer.

(d) If (i) a majority of the Noteholders and Note Owners voting pursuant to Section 7.6(b) vote to cause the Asset Representations Reviewer to conduct an Asset Representations Review and (ii) the holders of 5% or more of the aggregate principal amount of Outstanding Notes cast a vote, the Indenture Trustee shall provide a notice to the Issuer (the “Asset Representations Review Notice”), which shall promptly provide such Asset Representations Review Notice to the Seller, the Depositor and the Servicer.

(e) The Indenture Trustee shall cooperate with the Asset Representations Reviewer in the event an Asset Representations Review is commenced pursuant to Section 7.6(d) and shall provide the Asset Representations Reviewer with any documents or other information in its possession reasonably requested by the Asset Representations Reviewer in connection with the Asset Representations Review.

ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

Section 8.2 Trust Accounts.

(a) On or before the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, the Collection Account as provided in Section 4.1(a) of the Sale and Servicing Agreement. On or before each Distribution Date, the Servicer shall deposit in the Collection Account all amounts required to be deposited therein with respect to the preceding Collection Period as provided in Section 4.2 of the Sale and Servicing Agreement.

(b) On or before the Closing Date, the Issuer shall cause the Servicer to establish and maintain, with the Securities Intermediary, in the name and for the benefit of the Trust, the Reserve Account as provided in Section 4.7 of the Sale and Servicing Agreement. On each Distribution Date, upon receipt of instructions from the Servicer pursuant to Section 4.6(b) of the Sale and Servicing Agreement, the Indenture Trustee shall withdraw from the Reserve Account (up to the amount on deposit in the Reserve Account) and deposit in the Collection Account the amount, if any, by which the Required Payment Amount for such Distribution Date exceeds the Available Collections for such Distribution Date.

(c) [RESERVED].

(d) On each Distribution Date, the Indenture Trustee shall apply or cause to be applied the amount on deposit in the Collection Account on such Distribution Date in accordance with Section 2.8(a).

(e) On or before the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the exclusive benefit of the Noteholders, the Note Payment Account as provided in Section 4.1(b) of the Sale and Servicing Agreement. On each Distribution Date, the Indenture Trustee shall apply or cause to be applied the amount on deposit in the Note Payment Account on such Distribution Date in accordance with Section 2.8(a) or (d), as applicable.

Section 8.3 General Provisions Regarding Accounts.

(a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested by the Indenture Trustee at the written direction of the Servicer in Permitted Investments as provided in Sections 4.1 and 4.7 of the Sale and Servicing Agreement; provided, that, funds on deposit in the Reserve Account shall be invested in Permitted Investments meeting the requirements of 17 CFR Part 246.4(b)(2), as determined by the Servicer. All income or other gain (net of losses and investment expenses) from investments of monies deposited in the Trust Accounts shall be withdrawn by the Indenture Trustee from such accounts and distributed (but only under the circumstances set forth in the Sale and Servicing Agreement) as provided in Sections 4.1 and 4.7 of the Sale and Servicing Agreement; provided, that amounts released from the Reserve Account shall meet the requirements of 17 CFR Part 246.4(b)(3)(i), as determined by the Servicer. The Servicer shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

(b) Subject to Section 6.1(c), the Securities Intermediary shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Securities Intermediary’s failure to make payments on such Permitted Investments issued by the Securities Intermediary, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

(c) If (i) the Servicer shall have failed to give written investment directions for any funds on deposit in the Trust Accounts to the Securities Intermediary by 11:00 A.M. (New York City time) (or such other time as may be agreed upon by the Issuer and Securities Intermediary), on the Business Day preceding each Distribution Date, (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared immediately due and payable pursuant to Section 5.2 or (iii) the Notes shall have been declared immediately due and payable following an Event of Default, and amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.4(c) as if there had not been such a declaration, then the Securities Intermediary shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Permitted Investments in accordance with the standing instructions most recently given by the Servicer; provided, however, that if no standing instructions shall have been given to the Securities Intermediary, the funds shall remain uninvested.

Section 8.4 Release of Trust Estate.

(a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.7 have been paid in full, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts; provided, that, any amounts on deposit in the Reserve Account shall be distributable only to the Depositor following the final distribution to the Certificateholders. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section (b) only upon receipt of an Issuer Request accompanied by an Issuer’s Certificate, an Opinion of Counsel addressed to the Indenture Trustee and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

Section 8.5 Opinion of Counsel. The Indenture Trustee shall receive at least seven (7) days’ notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, except in connection with any action contemplated by Section 8.4(b), as a condition to such action, an Opinion of Counsel, addressed to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete such action, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

ARTICLE IX SUPPLEMENTAL INDENTURES

Section 9.1 Supplemental Indentures Without Consent of Noteholders.

(a) This Indenture may be amended from time to time by a written amendment duly executed and delivered by the Issuer and the Indenture Trustee, when authorized by an Issuer Order, without the consent of any Noteholder or any other Person; provided, however, that (i) any such amendment shall not, as evidenced by an Opinion of Counsel to the Issuer delivered to the Indenture Trustee, adversely affect in any material respect the interests of the Noteholders or (ii) the Rating Agency Condition is satisfied with respect to such amendment and the Issuer notifies (or causes the Servicer to notify) the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b) Any term or provision of this Indenture may also be amended from time to time by the Issuer and the Indenture Trustee, when authorized by an Issuer Order, for the purpose of conforming the terms of this Indenture to the description thereof in the Prospectus or, to the extent not contrary to the Prospectus, to the description thereof in an offering memorandum with respect to the Certificates without the consent of any Noteholder, or any other Person.

(c) Prior to the execution of any amendment or consent pursuant to this Section 9.1, the Servicer shall provide written notification of the substance of such amendment or consent to each Rating Agency.

(d) Promptly after the execution of any amendment to this Indenture, the Seller shall furnish an executed copy of such amendment to each Rating Agency.

(e) Notwithstanding anything under this Section 9.1, in Section 9.2 or in any other Transaction Document to the contrary, to the extent permitted by the TIA, this Indenture may be amended by the Issuer without the consent of the Indenture Trustee, the Calculation Agent, the Owner Trustee, any Noteholder or any other Person and without satisfying any other amendment provisions of this Indenture or any other Transaction Document solely in connection with any SOFR Adjustment Conforming Changes or, following the determination of a Benchmark Replacement, any Benchmark Replacement Conforming Changes to be made by the Administrator; provided, that the Issuer has delivered notice of such amendment to the Rating

Agencies on or prior to the date such amendment is executed; provided, further, that any such SOFR Adjustment Conforming Changes or any such Benchmark Replacement Conforming Changes shall not affect the Owner Trustee’s or Indenture Trustee’s rights, indemnities or obligations without the Owner Trustee’s or Indenture Trustee’s consent, respectively. For the avoidance of doubt, any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes in any amendment to this Indenture may be retroactive (including retroactive to the Benchmark Replacement Date) and this Indenture may be amended more than once in connection with any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes.

Section 9.2 Supplemental Indentures with Consent of Noteholders.

(a) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, with the consent of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class and with prior notice to the Rating Agencies and the Administrator, by Act of such Holders delivered to the Issuer and the Indenture Trustee, at any time and from time to time, enter into one or more indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that (i) no such supplemental indenture may materially adversely affect the interests of any Noteholder without the consent of such Noteholder and (ii) no such supplemental indenture will be permitted unless an Opinion of Counsel is delivered to the Indenture Trustee to the effect that such supplemental indenture will not cause the Issuer to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or any Noteholder; and, provided further, that no such supplemental indenture may, without the consent of the Holder of each Outstanding Note affected by such supplemental indenture:

(i)

change any Class Final Distribution Date or the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the Note Rate applicable thereto or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

(ii)

impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of available funds, as provided in Article V, to the payment of any amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

(iii)

reduce the percentage of the Note Balance or the Note Balance of the Controlling Class the consent of the Holders of which is required for any such supplemental indenture or for any waiver of compliance with the provisions of this Indenture or of defaults hereunder and their consequences as provided in this Indenture;

(iv)	modify or alter (A) the provisions of the second proviso to the definition of the term “Outstanding” or (B) the definition of the term “Note Balance” or the definition of the term “Controlling Class”;

(v)

reduce the percentage of the Note Balance the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.4 if the proceeds of such sale would be insufficient to pay in full the principal amount of and accrued but unpaid interest on the Notes;

(vi)

reduce the percentage of the Note Balance of the Controlling Class the consent of the Holders of which is required for any such supplemental indenture amending the provisions of this Indenture which specify the applicable percentage of the Note Balance of the Controlling Class the consent of which is required for such supplemental indenture or the amendment of any other Transaction Document;

(vii)	affect the calculation of the amount of interest on or principal of the Notes payable on any Distribution Date, including the calculation of any of the individual components of such calculation;

(viii)	modify any of the provisions of this Indenture in such a manner as to affect the rights of the Holders of the Notes to the benefit of any provisions for the mandatory redemption of the Notes; or

(ix)

permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such collateral at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

(b) It shall not be necessary for any Act of Noteholders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and, subject to Section 6.1 and Section 6.2, shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent in this Indenture to the execution and delivery of such supplemental indenture have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise. Notwithstanding anything in this Indenture to the contrary, no supplemental indenture shall be effective without the prior written consent of the Owner Trustee or the Asset Representations Reviewer, respectively, if the supplemental indenture would adversely modify the amount or timing of distributions to be made to the Owner Trustee or the Asset Representations Reviewer, as applicable, under this Indenture.

Section 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.5 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

Section 9.6 Reference in Notes to Supplemental Indentures. Any Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

ARTICLE X REDEMPTION OF NOTES

Section 10.1 Redemption.

(a) The Notes are subject to redemption in whole, but not in part, at the direction of the Servicer, pursuant to Section 9.1(a) of the Sale and Servicing Agreement, on any Distribution Date on which the Servicer exercises its option to purchase the assets of the Issuer pursuant to such Section 9.1(a), and the amount paid by the Servicer shall be treated as collections in respect of the Receivables and applied to pay all amounts due to the Servicer under the Sale and Servicing Agreement and the unpaid principal amount of the Notes plus all accrued and unpaid interest (including any overdue interest) thereon. If the Notes are to be redeemed pursuant to this Section 10.1(a), the Issuer shall furnish or cause the Servicer to furnish notice of such redemption to the Depositor, the Indenture Trustee, the Owner Trustee, the Asset Representations Reviewer, the Rating Agencies and the Administrator not later than ten (10) days prior to the Redemption Date and the Issuer shall deposit the Redemption Price of the Notes to be redeemed in the Note Payment Account by 10:00 A.M. (New York City time) on the Redemption Date, whereupon all such Notes shall be due and payable on the Redemption Date.

(b) In the event that the assets of the Issuer are purchased by the Servicer pursuant to Section 9.1(a) of the Sale and Servicing Agreement, all amounts on deposit in the Note Payment Account shall be paid to the Noteholders up to the unpaid principal amount of the Notes and all accrued and unpaid interest thereon. If such amounts are to be paid to Noteholders pursuant to this Section 10.1(b), the Issuer shall, to the extent practicable, furnish or cause the Servicer to furnish notice of such event to the Depositor, the Indenture Trustee, the Rating Agencies and the Administrator not later than ten (10) days prior to the Redemption Date, whereupon all such amounts shall be payable on the Redemption Date.

Section 10.2 Form of Redemption Notice.

(a) Notice of redemption of the Notes under Section 10.1(a) shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted promptly following receipt of notice from the Issuer or the Servicer pursuant to Section 10.1(a), but not later than ten (10) days prior to the applicable Redemption Date, to each Holder of the Notes as of the close of business on the second Record Date preceding the applicable Redemption Date, at such Holder’s address or facsimile number appearing in the Note Register.

(b) All notices of redemption shall state:

(i)	the Redemption Date;

(ii)	the Redemption Price; and

(iii)	the place where the Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2).

(c) Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Any failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not, however, impair or affect the validity of the redemption of any other Note.

Section 10.3 Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1(a)), become due and payable on the Redemption Date at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

ARTICLE XI MISCELLANEOUS

Section 11.1 Compliance Certificates and Opinions, etc.

(a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Issuer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

(b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i)	a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)	a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii)

a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv)	a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(c) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, deliver to the Indenture Trustee an Issuer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(d) Whenever the Issuer is required to furnish to the Indenture Trustee an Issuer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in Section 11.1(c), the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value to the Issuer of the property or securities to be so deposited and of all other such property or securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates furnished pursuant to Section 11.1(c) and this Section 11.1(d), is 10% or more of the Note Balance, but such a certificate need not be furnished with respect to any property or securities so deposited if the fair value thereof to the Issuer as set forth in the related Issuer’s Certificate is less than $25,000 or less than 1% of the Note Balance.

(e) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Issuer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(f) Whenever the Issuer is required to furnish to the Indenture Trustee an Issuer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in Section 11.1(e), the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by Section 11.1(g) or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by Section 11.1(e) and this Section 11.1(f), is 10% or more of the Note Balance, but such a certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Issuer’s Certificate is less than $25,000 or less than 1% of the Note Balance.

(g) Notwithstanding Section 2.10 or any other provisions of this Section 11.1, the Issuer may, without compliance with the requirements of the other provisions of this Section 11.1, (i) collect, liquidate, sell or otherwise dispose of Receivables and Financed Vehicles as and to the extent permitted or required by the Transaction Documents and (ii) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Transaction Documents.

Section 11.2 Form of Documents Delivered to Indenture Trustee.

(a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer’s certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, one or more officers of the Depositor, the Seller, the Servicer, the Administrator or the Issuer, stating that the information with respect to such factual matters is in the possession of the Depositor, the Seller, the Servicer, the Administrator or the Issuer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

(c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

(d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 11.3 Acts of Noteholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Noteholders in person or by agents duly appointed in writing, and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c) The ownership of Notes shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 11.4 Notices, etc., to Indenture Trustee, Issuer and Rating Agencies.

(a) Any request, demand, authorization, direction, notice, instruction, consent, waiver, Act of Noteholders or other document provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, instruction, consent, waiver, Act of Noteholders or other document is to be made upon, given or furnished to or filed with:

(i)

the Indenture Trustee by any Noteholder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office;

(ii)

the Issuer by the Indenture Trustee or by any Noteholder, shall be sufficient for every purpose hereunder if in writing and sent by first-class mail, postage prepaid, or overnight courier to the Issuer addressed to: CarMax Auto Owner Trust 2023-4, in care of Wilmington Trust, National Association, at its Corporate Trust Office as defined in the Trust Agreement, with a copy to the Administrator, at 12800 Tuckahoe Creek Parkway, Richmond, Virginia 23238, Attention: Treasury Department, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator;

(iii)

the Depositor by the Indenture Trustee, the Servicer or any Noteholder, it shall be sufficient for every purpose hereunder if in writing and sent by first-class mail, postage prepaid, or overnight courier to the Depositor addressed to CarMax Auto Funding LLC at 12800 Tuckahoe Creek Parkway, Suite 400, Richmond, Virginia 23238, Attention: Treasurer; or

(iv)

the Administrator by the Indenture Trustee, the Issuer, the Servicer, the Depositor or any Noteholder, shall be sufficient for every purpose hereunder if in writing and sent by first-class mail, postage prepaid, or overnight courier to the Administrator addressed to CarMax Business Services, LLC at 12800 Tuckahoe Creek Parkway, Richmond, Virginia 23238, Attention: Treasury Department.

(b) Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, telecopied or mailed by certified mail, return receipt requested, to the Administrator and the Issuer shall cause the Administrator to promptly provide such notices (i) in the case of Fitch Ratings, Inc., at the following address: 33 Whitehall Street, New York, New York, 10004, Attention: Auto Asset Backed Securities Group, and via email to surveillance-abs-auto@fitchratings.com and (ii) in the case of S&P Global Ratings, at the following address: S&P Global Ratings, 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department, and via email to servicer_reports@spglobal.com. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee. The Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders or Note Owners to the Issuer and, if such notice is a Repurchase Request, to the Depositor.

Section 11.5 Notices to Noteholders; Waiver.

(a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

(b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

(c) If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

(d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

(e) If the Indenture Trustee receives a Repurchase Request and the Depositor or CarMax does not repurchase the Receivables related to such Repurchase Request within one hundred eighty (180) days of the receipt of such Repurchase Request, the Indenture Trustee, at the direction of the Administrator pursuant to Section 2(b)(viii) of the Administration Agreement, shall deliver a Repurchase Response Notice to the related Noteholder or Note Owner.

Section 11.6 Alternate Payment and Notice Provisions. Notwithstanding any other provisions of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

Section 11.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 11.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.9 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

Section 11.10 Severability. If any provision of this Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Indenture and the Notes shall not in any way be affected or impaired thereby.

Section 11.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders, any other party secured hereunder and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 11.12 Legal Holiday. If the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 11.13 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF RIGHT TO JURY TRIAL.

(a) THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS INDENTURE SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INDENTURE OR ANY MATTER ARISING HEREUNDER.

(c) Each of the parties hereto hereby irrevocably and unconditionally:

(i)

submits for itself and its property in any Proceeding relating to this Indenture or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii)

consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)

agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11.4 of this Indenture; and

(iv)	agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

Section 11.14 Counterparts and Electronic Signature. This Indenture may be executed in any number of counterparts, each of which counterparts when so executed shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument. Each party agrees that this Indenture and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Indenture or such other documents shall have the same effect as manual signatures for the purposes of validity, enforceability and admissibility.

Section 11.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording office, such recording shall be effected by the Issuer at its expense and shall be accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 11.16 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any holder of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, of any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, Article VII and Article VIII of the Trust Agreement.

Section 11.17 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder or Note Owner, by accepting a Note or beneficial interest in a Note, as the case may be, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, or cooperate with or encourage others to institute against the Depositor or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Transaction Documents.

Section 11.18 Inspection. The Issuer shall, with reasonable prior notice, permit any representative of the Indenture Trustee, during the Issuer’s normal business hours, to examine the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer’s affairs, finances and accounts with the Issuer’s officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

Section 11.19 Third-Party Beneficiaries. This Indenture shall inure to the benefit of and be binding upon the parties hereto, the Owner Trustee, the Asset Representations Reviewer, the Noteholders, the Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in this Article XI, no other Person shall have any right or obligation hereunder.

Section 11.20 Limitation on Recourse to CarMax Funding. Notwithstanding anything to the contrary contained herein, the Depositor shall only be required to pay (i) any fees, expenses, indemnities or other liabilities that it may incur under the Transaction Documents from funds available pursuant to, and in accordance with, the applicable payment priorities set forth in the Transaction Documents and (ii) to the extent the Depositor has additional funds available (other than funds described in the preceding clause (i)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of the Depositor in accordance with the Depositor’s certificate of formation, operating agreement and all financing documents to which the Depositor is a party. The agreement set forth in the preceding sentence shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code. In addition, no amount owing by the Depositor under any Transaction Document in excess of liabilities that it is required to pay in accordance with the preceding sentence shall constitute a “claim” (as defined in Section 101(5) of the Bankruptcy Code) against it.

Section 11.21 Legal Fees Associated with Indemnification. With respect to any indemnification provisions in this Indenture providing that a party to this Indenture is required to indemnify another party to this Indenture for attorney’s fees and expenses, such fees and expenses are intended to include attorney’s fees and expenses relating to the enforcement of such indemnity.

Section 11.22 Limitation of Liability of the Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein of the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has not verified and made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Indenture and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

Section 11.23 PATRIOT Act. The parties hereto acknowledge that in accordance with the Applicable Anti-Money Laundering Law, the Indenture Trustee in order to help funding of terrorism and money laundering, is required to obtain, verify and record information that identifies each Person who opens an account. Accordingly, in order to comply with Applicable Anti-Money Laundering Law, the Indenture Trustee is required to obtain from time to time documentation to verify and record information that identifies each Person who opens an account. For a non-individual Person such as a business entity, a charity, a trust or other legal entity, the Indenture Trustee will ask for documentation to verify its formation and existence as a legal entity, financial statements, licenses, tax identification documents, and identification and authorization documents from individuals claiming authority to represent the entity and other relevant documentation and information (including beneficial owners of such entities) reasonably required to comply with Applicable Anti-Money Laundering Law. The Indenture Trustee may, to the fullest extent permitted by applicable law, including Applicable Anti-Money Laundering Law, conclusively rely on, and shall be fully protected and indemnified in relying on, any information received, and failure to provide any reasonably requested information may result in an inability of the Indenture Trustee to perform its obligations hereunder which, at its sole option, may result in the immediate resignation of the Indenture Trustee, notwithstanding anything to the contrary in this Indenture. In addition to the Indenture Trustee’s obligations under Applicable Anti-Money Laundering Law, the

CTA may require the Issuer to file reports with FinCEN after the date of the Indenture. It shall be the Depositor’s duty and not the Indenture Trustee’s duty to cause the Issuer to make such filings and to cause the Issuer to comply with its obligations under the CTA, if any. Each party hereby agrees that it shall provide the Indenture Trustee with such information as the Indenture Trustee may request from time to time in order to comply with any applicable requirements of the USA PATRIOT Act.

Section 11.24 Beneficial Ownership. Pursuant to applicable law, the Indenture Trustee is required to obtain from the Issuer on or before closing, and from time to time thereafter, documentation to verify and record information that identifies each Person who opens an account. For a non-individual Person such as a business entity, a charity, a trust or legal entity, the Indenture Trustee will ask for documentation to verify the entity’s formation and existence, its financial statements, licenses, tax identification documents, identification and authorization documents from individuals claiming authority to represent the entity and other relevant documentation and information (including beneficial owners of such entities). To the fullest extent permitted by applicable law, the Indenture Trustee may conclusively rely on and shall be fully protected and indemnified in relying on, such information received. Failure to provide such information may result in an inability of the Indenture Trustee to perform its obligations hereunder, which, at the sole option of the Indenture Trustee, may result in the Indenture Trustee’s resignation in accordance with the terms hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

CARMAX AUTO OWNER TRUST 2023-4

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Indenture (CAOT 2023-4)

APPENDIX A

Additional Representations and Warranties

1.

This Indenture creates a valid and continuing “security interest” (as defined in the Relevant UCC) in the Receivables in favor of the Indenture Trustee, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Issuer.

2.	With respect to each Receivable, the Issuer has taken all steps necessary to perfect its security interest against the related Obligor in the related Financed Vehicle.

3.	The Receivables constitute “tangible chattel paper” or “electronic chattel paper” (each as defined in the Relevant UCC).

4.	The Issuer owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person.

5.

The Issuer has caused or will cause prior to the Closing Date the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law necessary to perfect the security interest in the Receivables granted to the Indenture Trustee under this Indenture.

6.

Other than the security interest granted to the Indenture Trustee under the Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Issuer has not authorized the filing of and is not aware of any financing statements against the Seller, the Depositor or the Issuer that include a description of collateral covering the Receivables other than the financing statements relating to the security interests granted to the Depositor, the Issuer and the Indenture Trustee under the Transaction Documents or any financing statement that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Seller, the Depositor or the Issuer.

7.

All financing statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the Receivables contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee.”

App. A

Exhibit A-1

Form of Class A-1 Note

[For Book-Entry Notes: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[For Retained Notes: THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN ACCREDITED INVESTOR THAT EXECUTES A NOTE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE PROSPECTIVE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QUALIFIED INSTITUTIONAL BUYER, ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR. EXCEPT IN THE CASE OF A TRANSFER DESCRIBED IN CLAUSES (i) OR (iii) ABOVE, THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE ISSUING ENTITY, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE DEPOSITOR OR CARMAX BUSINESS SERVICES, LLC) SATISFACTORY TO THE DEPOSITOR AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE 1933 ACT.]

Ex. A-1-1

[For Retained Notes: UNLESS COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE SHALL HAVE RENDERED AN OPINION TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, A SALE, PLEDGE, OR TRANSFER OF THIS NOTE MAY ONLY BE MADE (1) TO ANY PERSON WHO IS A UNITED STATES PERSON (WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)); AND (2) NO SALE, PLEDGE, OR TRANSFER OF THIS NOTE SHALL BE MADE (I) TO ANY ONE PERSON IN AN AMOUNT LESS THAN $2,000,000 (OR SUCH OTHER AMOUNT AS THE DEPOSITOR MAY DETERMINE IN ORDER TO PREVENT THE ISSUING ENTITY FROM BEING TREATED AS A “PUBLICLY TRADED PARTNERSHIP” UNDER SECTION 7704 OF THE CODE) OR (II) TO A GRANTOR TRUST, S CORPORATION, OR PARTNERSHIP WHERE MORE THAN 50% OF THE VALUE OF A BENEFICIAL OWNER’S INTEREST IN SUCH PASS-THROUGH ENTITY IS ATTRIBUTABLE TO THE PASS-THROUGH ENTITY’S INTEREST IN THIS NOTE, IN EACH CASE, UNLESS (A) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR THAT SUCH SALE, PLEDGE, OR TRANSFER SHALL NOT CAUSE THE ISSUING ENTITY TO BE TREATED AS AN ASSOCIATION (OR PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES SHALL HAVE BEEN DELIVERED TO THE INDENTURE TRUSTEE AND THE DEPOSITOR AND (B) THE DEPOSITOR SHALL HAVE PROVIDED PRIOR WRITTEN APPROVAL; PROVIDED, HOWEVER, THAT THE RESTRICTIONS IN THIS PARAGRAPH SHALL NOT CONTINUE TO APPLY TO THIS NOTE (COVERED BY THE OPINION DESCRIBED IN THIS PARAGRAPH) IN THE EVENT COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR HAS RENDERED AN OPINION, WITH RESPECT TO THE SALE, PLEDGE OR TRANSFER BY THE DEPOSITOR OR AN AFFILIATE THEREOF, TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES. ANY ATTEMPTED SALE, PLEDGE OR OTHER TRANSFER IN CONTRAVENTION OF THIS PARAGRAPH WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THIS NOTE.]

BY ACQUIRING THIS NOTE (OR INTEREST HEREIN), EACH PURCHASER, TRANSFEREE AND OWNER OF A BENEFICIAL INTEREST IN SUCH NOTE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (A) IT IS NOT ACQUIRING SUCH NOTE (OR INTEREST THEREIN) WITH THE PLAN ASSETS OF EITHER (1) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) SUBJECT TO TITLE I OF ERISA, (2) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (3) ANY ENTITY OR ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR ACCOUNT OR (4) AN EMPLOYEE BENEFIT

Ex. A-1-2

PLAN OR ARRANGEMENT NOT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTE (OR INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE (AS DEFINED BELOW). THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED	[add for Notes other than Retained Notes: Up to] $[ ]

NO. R-[ ]	CUSIP NO. 14318X AA3

CARMAX AUTO OWNER TRUST 2023-4

5.729% CLASS A-1 ASSET-BACKED NOTE

CarMax Auto Owner Trust 2023-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [    ], or its registered assigns, the principal sum of [    ] DOLLARS OR SUCH LESSER AMOUNT AS IS SET FORTH IN SCHEDULE I or such lesser amount payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class A-1 Notes pursuant to Section 2.8 of the Indenture dated as of October 1, 2023 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”) between the Issuer and U.S. Bank Trust Company, National Association, a national banking association, as Indenture Trustee (in such capacity, the “Indenture Trustee”); provided, however, that, if not paid prior to such date, the unpaid principal amount of this Class A-1 Note shall be due and payable on the earlier of the October 2024 Distribution Date (the “Class A-1 Final Distribution Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable hereto.

The Issuer shall pay interest on this Class A-1 Note at the rate per annum shown above on each Distribution Date, until the principal of this Class A-1 Note is paid or made available for payment, on the principal amount of this Class A-1 Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Class A-1 Note shall accrue for each Distribution Date from and including the preceding Distribution Date (or, in the case of the initial Distribution Date or if no interest has been paid, from and including the Closing Date) to but excluding such Distribution Date. Interest shall be computed on the basis of actual days elapsed and a 360-day year. Interest on this Class A-1 Note on each Distribution Date shall equal the product of (i) the rate per annum shown above, (ii) the principal amount of this Class A-1 Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date) or, with respect to the initial Distribution Date, on the Closing Date, and (iii) the actual number of days in the applicable interest period divided by 360. The principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

Ex. A-1-3

“Distribution Date” means the 15th day of each month or, if such 15th day is not a Business Day, the following Business Day, commencing on November 15, 2023.

The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note.

Reference is hereby made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if fully set forth on the face of this Class A-1 Note.

Unless the certificate of authentication hereon has been executed by an authorized officer of the Indenture Trustee, by manual or facsimile signature, this Class A-1 Note shall not entitle the Holder hereof to any benefit under the Indenture or be valid for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Ex. A-1-4

IN WITNESS WHEREOF, the Issuer has caused this Class A-1 Note to be duly executed as of the date set forth below.

Dated: October 18, 2023

CARMAX AUTO OWNER TRUST 2023-4

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Notes designated above and referred to in the within-mentioned Indenture.

Dated: October 18, 2023

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Ex. A-1-5

[REVERSE OF CLASS A-1 NOTE]

This Class A-1 Note is one of a duly authorized issue of Notes of the Issuer, designated as its 5.729% Class A-1 Asset-backed Notes, which, together with the 6.08% Class A-2a Asset-backed Notes, the Benchmark + 0.80% Class A-2b Asset-backed Notes, the 6.00% Class A-3 Asset-backed Notes, the 5.96% Class A-4 Asset-backed Notes, the 6.39% Class B Asset-backed Notes, the 6.58% Class C Asset-backed Notes and the 7.16% Class D Asset-backed Notes (collectively, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class A-1 Notes are and shall be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes are subordinated to the Class A-1 Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement.

As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the earlier of the Class A-1 Final Distribution Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee or the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Holders entitled thereto if the Notes have been declared immediately due and payable.

Payments of interest on this Class A-1 Note due and payable on any Distribution Date, together with the installment of principal, if any, due and payable on such Distribution Date, to the extent not in full payment of this Class A-1 Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class A-1 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date preceding such Distribution Date or by wire transfer in immediately available funds to the account designated in writing to the Indenture Trustee by such Person at least five (5) Business Days prior to the related Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of such Record Date without requiring that this Class A-1 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-1 Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-1 Note on a Distribution Date,

Ex. A-1-6

then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-1 Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in St. Paul, Minnesota.

The Issuer shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Class A-1 Notes in any authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that such Noteholder or Note Owner shall not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Indenture or any of the other Transaction Documents.

Ex. A-1-7

Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees to provide to the Indenture Trustee, any Paying Agent or the Issuer, upon its request, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.

The Issuer has entered into the Indenture and this Class A-1 Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Class A-1 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note shall be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes. The Indenture also permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions as therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture with the consent of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class. The Indenture also permits the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of not less than 51% of the Note Balance of the Controlling Class or the Holder of this Class A-1 Note (or any one or more Predecessor Notes) shall be conclusive and binding on such Holder and on all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note.

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

Ex. A-1-8

The Indenture permits the Issuer, under certain circumstances, to consolidate or merge with or into another Person, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS A-1 NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of U.S. Bank Trust Company, National Association, in its individual capacity, Wilmington Trust, National Association, in its individual capacity, any holder of a beneficial interest in the Issuer, or any of their respective owners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Class A-1 Note or the performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim resulting therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, or enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note.

Ex. A-1-9

ASSIGNMENT

SOCIAL SECURITY NUMBER

OR OTHER IDENTIFICATION

NUMBER OF ASSIGNEE: ________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Note on the Note Register, with full power of substitution in the premises.

Dated:

________________________________________*/

Signature Guaranteed:
________________________________________*/

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

Ex. A-1-10

SCHEDULE I – NOTE ISSUANCE

The initial principal amount of this [Book-Entry][Definitive] Note is $__________. [The aggregate principal amount of this Definitive Note issued, cancelled or exchanged for a Book-Entry Note is as follows:

Date	Principal Amount Issued, Cancelled or Exchanged	Remaining Principal Amount of this Definitive Note	Notation Made by or on Behalf of]

Ex. A-1-11

Exhibit A-2a

Form of Class A-2a Note

[For Book-Entry Notes: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[For Retained Notes: THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN ACCREDITED INVESTOR THAT EXECUTES A NOTE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE PROSPECTIVE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QUALIFIED INSTITUTIONAL BUYER, ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR. EXCEPT IN THE CASE OF A TRANSFER DESCRIBED IN CLAUSES (i) OR (iii) ABOVE, THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE ISSUING ENTITY, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE DEPOSITOR OR CARMAX BUSINESS SERVICES, LLC) SATISFACTORY TO THE DEPOSITOR AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE 1933 ACT.]

Ex. A-2a-1

[For Retained Notes: UNLESS COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE SHALL HAVE RENDERED AN OPINION TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, A SALE, PLEDGE, OR TRANSFER OF THIS NOTE MAY ONLY BE MADE (1) TO ANY PERSON WHO IS A UNITED STATES PERSON (WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)); AND (2) NO SALE, PLEDGE, OR TRANSFER OF THIS NOTE SHALL BE MADE (I) TO ANY ONE PERSON IN AN AMOUNT LESS THAN $2,000,000 (OR SUCH OTHER AMOUNT AS THE DEPOSITOR MAY DETERMINE IN ORDER TO PREVENT THE ISSUING ENTITY FROM BEING TREATED AS A “PUBLICLY TRADED PARTNERSHIP” UNDER SECTION 7704 OF THE CODE) OR (II) TO A GRANTOR TRUST, S CORPORATION, OR PARTNERSHIP WHERE MORE THAN 50% OF THE VALUE OF A BENEFICIAL OWNER’S INTEREST IN SUCH PASS-THROUGH ENTITY IS ATTRIBUTABLE TO THE PASS-THROUGH ENTITY’S INTEREST IN THIS NOTE, IN EACH CASE, UNLESS (A) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR THAT SUCH SALE, PLEDGE, OR TRANSFER SHALL NOT CAUSE THE ISSUING ENTITY TO BE TREATED AS AN ASSOCIATION (OR PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES SHALL HAVE BEEN DELIVERED TO THE INDENTURE TRUSTEE AND THE DEPOSITOR AND (B) THE DEPOSITOR SHALL HAVE PROVIDED PRIOR WRITTEN APPROVAL; PROVIDED, HOWEVER, THAT THE RESTRICTIONS IN THIS PARAGRAPH SHALL NOT CONTINUE TO APPLY TO THIS NOTE (COVERED BY THE OPINION DESCRIBED IN THIS PARAGRAPH) IN THE EVENT COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR HAS RENDERED AN OPINION, WITH RESPECT TO THE SALE, PLEDGE OR TRANSFER BY THE DEPOSITOR OR AN AFFILIATE THEREOF, TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES. ANY ATTEMPTED SALE, PLEDGE OR OTHER TRANSFER IN CONTRAVENTION OF THIS PARAGRAPH WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THIS NOTE.]

BY ACQUIRING THIS NOTE (OR INTEREST HEREIN), EACH PURCHASER, TRANSFEREE AND OWNER OF A BENEFICIAL INTEREST IN SUCH NOTE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (A) IT IS NOT ACQUIRING SUCH NOTE (OR INTEREST THEREIN) WITH THE PLAN ASSETS OF EITHER (1) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) SUBJECT TO TITLE I OF ERISA, (2) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (3) ANY ENTITY OR ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR ACCOUNT OR (4) AN EMPLOYEE BENEFIT

Ex. A-2a-2

PLAN OR ARRANGEMENT NOT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTE (OR INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE (AS DEFINED BELOW). THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED	[add for Notes other than Retained Notes: Up to] $[ ]

NO. R-[__]	CUSIP NO. 14318X AB1

CARMAX AUTO OWNER TRUST 2023-4

6.08% CLASS A-2a ASSET-BACKED NOTE

CarMax Auto Owner Trust 2023-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [   ], or its registered assigns, the principal sum of [   ] DOLLARS OR SUCH LESSER AMOUNT AS IS SET FORTH IN SCHEDULE I or such lesser amount payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class A-2a Notes pursuant to Section 2.8 of the Indenture dated as of October 1, 2023 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”) between the Issuer and U.S. Bank Trust Company, National Association, a national banking association, as Indenture Trustee (in such capacity, the “Indenture Trustee”); provided, however, that principal of this Class A-2a Note will not be due and payable until the Class A-1 Notes have been paid in full; and, provided further, that, if not paid prior to such date, the unpaid principal amount of this Class A-2a Note shall be due and payable on the earlier of the December 2026 Distribution Date (the “Class A-2a Final Distribution Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable hereto.

The Issuer shall pay interest on this Class A-2a Note at the rate per annum shown above on each Distribution Date, until the principal of this Class A-2a Note is paid or made available for payment, on the principal amount of this Class A-2a Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Class A-2a Note shall accrue for each Distribution Date from and including the 15th day of the preceding month (or, in the case of the initial Distribution Date or if no interest has been paid, from and including the Closing Date) to but excluding the 15th day of the month in which such Distribution Date occurs. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on this Class A-2a Note on each Distribution Date shall equal one-twelfth (or, in the case of the first Distribution Date, the number of days from and including

Ex. A-2a-3

the Closing Date to but excluding the 15th day of the month in which such Distribution Date occurs, assuming each month has 30 days, divided by 360) of the product of (i) the rate per annum shown above and (ii) the principal amount of this Class A-2a Note outstanding as of the Closing Date (in the case of the first Distribution Date) or on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date). The principal of and interest on this Class A-2a Note shall be paid in the manner specified on the reverse hereof.

“Distribution Date” means the 15th day of each month or, if such 15th day is not a Business Day, the following Business Day, commencing on November 15, 2023.

The principal of and interest on this Class A-2a Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-2a Note shall be applied first to interest due and payable on this Class A-2a Note as provided above and then to the unpaid principal of this Class A-2a Note.

Reference is hereby made to the further provisions of this Class A-2a Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if fully set forth on the face of this Class A-2a Note.

Unless the certificate of authentication hereon has been executed by an authorized officer of the Indenture Trustee, by manual or facsimile signature, this Class A-2a Note shall not entitle the Holder hereof to any benefit under the Indenture or be valid for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Ex. A-2a-4

IN WITNESS WHEREOF, the Issuer has caused this Class A-2a Note to be duly executed as of the date set forth below.

Dated: October 18, 2023

CARMAX AUTO OWNER TRUST 2023-4

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2a Notes designated above and referred to in the within-mentioned Indenture.

Dated: October 18, 2023

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Ex. A-2a-5

[REVERSE OF CLASS A-2a NOTE]

This Class A-2a Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.08% Class A-2a Asset-backed Notes, which, together with the 5.729% Class A-1 Asset-backed Notes, the Benchmark + 0.80% Class A-2b Asset-backed Notes, the 6.00% Class A-3 Asset-backed Notes, the 5.96% Class A-4 Asset-backed Notes, the 6.39% Class B Asset-backed Notes, the 6.58% Class C Asset-backed Notes and the 7.16% Class D Asset-backed Notes (collectively, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class A-2a Notes are and shall be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-2a Notes are subordinated to the Class A-1 Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement. The Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes are subordinated to the Class A-2a Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement. The Class A-2a Notes and the Class A-2b Notes are pari passu to the extent set forth in the Indenture and the Sale and Servicing Agreement.

As described above, the entire unpaid principal amount of this Class A-2a Note shall be due and payable on the earlier of the Class A-2a Final Distribution Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee or the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-2a Notes shall be made pro rata to the Holders entitled thereto if the Notes have been declared immediately due and payable.

Payments of interest on this Class A-2a Note due and payable on any Distribution Date, together with the installment of principal, if any, due and payable on such Distribution Date, to the extent not in full payment of this Class A-2a Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class A-2a Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date preceding such Distribution Date or by wire transfer in immediately available funds to the account designated in writing to the Indenture Trustee by such Person at least five (5) Business Days prior to the related Record Date, except that with respect to Class A-2a Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of such Record Date without requiring that this Class A-2a Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-2a Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-2a Note and of any Class A-2a Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not

Ex. A-2a-6

noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-2a Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-2a Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in St. Paul, Minnesota.

The Issuer shall pay interest on overdue installments of interest at the Class A-2a Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-2a Note may be registered on the Note Register upon surrender of this Class A-2a Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Class A-2a Notes in any authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2a Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that such Noteholder or Note Owner shall not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Indenture or any of the other Transaction Documents.

Ex. A-2a-7

Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees to provide to the Indenture Trustee, any Paying Agent or the Issuer, upon its request, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.

The Issuer has entered into the Indenture and this Class A-2a Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Class A-2a Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-2a Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2a Note shall be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes. The Indenture also permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions as therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture with the consent of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class. The Indenture also permits the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of not less than 51% of the Note Balance of the Controlling Class or the Holder of this Class A-2a Note (or any one or more Predecessor Notes) shall be conclusive and binding on such Holder and on all future Holders of this Class A-2a Note and of any Class A-2a Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2a Note.

Ex. A-2a-8

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

The Indenture permits the Issuer, under certain circumstances, to consolidate or merge with or into another Person, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS A-2A NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-2a Note at the times, place and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of U.S. Bank Trust Company, National Association, in its individual capacity, Wilmington Trust, National Association, in its individual capacity, any holder of a beneficial interest in the Issuer, or any of their respective owners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Class A-2a Note or the performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim resulting therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, or enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2a Note.

Ex. A-2a-9

ASSIGNMENT

SOCIAL SECURITY NUMBER

OR OTHER IDENTIFICATION

NUMBER OF ASSIGNEE: ________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Note on the Note Register, with full power of substitution in the premises.

Dated:

*/

Signature Guaranteed:
*/

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

Ex. A-2a-10

SCHEDULE I – NOTE ISSUANCE

The initial principal amount of this [Book-Entry][Definitive] Note is $__________. [The aggregate principal amount of this Definitive Note issued, cancelled or exchanged for a Book-Entry Note is as follows:

Date	Principal Amount Issued, Cancelled or Exchanged	Remaining Principal Amount of this Definitive Note	Notation Made by or on Behalf of]

Ex. A-2a-11

Exhibit A-2b

Form of Class A-2b Note

[For Book-Entry Notes: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[For Retained Notes: THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN ACCREDITED INVESTOR THAT EXECUTES A NOTE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE PROSPECTIVE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QUALIFIED INSTITUTIONAL BUYER, ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR. EXCEPT IN THE CASE OF A TRANSFER DESCRIBED IN CLAUSES (i) OR (iii) ABOVE, THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE ISSUING ENTITY, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE DEPOSITOR OR CARMAX BUSINESS SERVICES, LLC) SATISFACTORY TO THE DEPOSITOR AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE 1933 ACT.]

Ex. A-2b-1

[For Retained Notes: UNLESS COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE SHALL HAVE RENDERED AN OPINION TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, A SALE, PLEDGE, OR TRANSFER OF THIS NOTE MAY ONLY BE MADE (1) TO ANY PERSON WHO IS A UNITED STATES PERSON (WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)); AND (2) NO SALE, PLEDGE, OR TRANSFER OF THIS NOTE SHALL BE MADE (I) TO ANY ONE PERSON IN AN AMOUNT LESS THAN $2,000,000 (OR SUCH OTHER AMOUNT AS THE DEPOSITOR MAY DETERMINE IN ORDER TO PREVENT THE ISSUING ENTITY FROM BEING TREATED AS A “PUBLICLY TRADED PARTNERSHIP” UNDER SECTION 7704 OF THE CODE) OR (II) TO A GRANTOR TRUST, S CORPORATION, OR PARTNERSHIP WHERE MORE THAN 50% OF THE VALUE OF A BENEFICIAL OWNER’S INTEREST IN SUCH PASS-THROUGH ENTITY IS ATTRIBUTABLE TO THE PASS-THROUGH ENTITY’S INTEREST IN THIS NOTE, IN EACH CASE, UNLESS (A) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR THAT SUCH SALE, PLEDGE, OR TRANSFER SHALL NOT CAUSE THE ISSUING ENTITY TO BE TREATED AS AN ASSOCIATION (OR PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES SHALL HAVE BEEN DELIVERED TO THE INDENTURE TRUSTEE AND THE DEPOSITOR AND (B) THE DEPOSITOR SHALL HAVE PROVIDED PRIOR WRITTEN APPROVAL; PROVIDED, HOWEVER, THAT THE RESTRICTIONS IN THIS PARAGRAPH SHALL NOT CONTINUE TO APPLY TO THIS NOTE (COVERED BY THE OPINION DESCRIBED IN THIS PARAGRAPH) IN THE EVENT COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR HAS RENDERED AN OPINION, WITH RESPECT TO THE SALE, PLEDGE OR TRANSFER BY THE DEPOSITOR OR AN AFFILIATE THEREOF, TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES. ANY ATTEMPTED SALE, PLEDGE OR OTHER TRANSFER IN CONTRAVENTION OF THIS PARAGRAPH WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THIS NOTE.]

BY ACQUIRING THIS NOTE (OR INTEREST HEREIN), EACH PURCHASER, TRANSFEREE AND OWNER OF A BENEFICIAL INTEREST IN SUCH NOTE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (A) IT IS NOT ACQUIRING SUCH NOTE (OR INTEREST THEREIN) WITH THE PLAN ASSETS OF EITHER (1) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) SUBJECT TO TITLE I OF ERISA, (2) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (3) ANY ENTITY OR ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR ACCOUNT OR (4) AN EMPLOYEE BENEFIT

Ex. A-2b-2

PLAN OR ARRANGEMENT NOT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTE (OR INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE (AS DEFINED BELOW). THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED	[add for Notes other than Retained Notes: Up to] $[ ]

NO. R-[__]	CUSIP NO. 14318X AH8

CARMAX AUTO OWNER TRUST 2023-4

BENCHMARK + 0.80% CLASS A-2b ASSET-BACKED NOTE

CarMax Auto Owner Trust 2023-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [   ], or its registered assigns, the principal sum of [    ] DOLLARS OR SUCH LESSER AMOUNT AS IS SET FORTH IN SCHEDULE I or such lesser amount payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class A-2b Notes pursuant to Section 2.8 of the Indenture dated as of October 1, 2023 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”) between the Issuer and U.S. Bank Trust Company, National Association, a national banking association, as Indenture Trustee (in such capacity, the “Indenture Trustee”); provided, however, that principal of this Class A-2b Note will not be due and payable until the Class A-1 Notes have been paid in full; and, provided further, that, if not paid prior to such date, the unpaid principal amount of this Class A-2b Note shall be due and payable on the earlier of the December 2026 Distribution Date (the “Class A-2b Final Distribution Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable hereto.

The Issuer shall pay interest on this Class A-2b Note at a rate based on the Benchmark determined in accordance with the terms of the Indenture for the related Accrual Period plus 0.80% per annum on each Distribution Date (provided, that for any Accrual Period for which the sum of Benchmark + 0.80% is less than 0.00%, the interest rate shall be deemed to be 0.00%), until the principal of this Class A-2b Note is paid or made available for payment, on the principal amount of this Class A-2b Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Class A-2b Note shall accrue for each Distribution Date from and including the preceding Distribution Date (or, in the case of the initial Distribution Date or if no interest has been paid, from and including the Closing Date) to but excluding such Distribution Date. Interest shall be computed on the basis of actual days elapsed

Ex. A-2b-3

and a 360-day year. Interest on this Class A-2b Note on each Distribution Date shall equal one-twelfth of the product of (i) the rate per annum described above and (ii) the principal amount of this Class A-2b Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date) or, with respect to the initial Distribution Date, on the Closing Date and (iii) the actual number of days in the applicable interest period divided by 360. The principal of and interest on this Class A-2b Note shall be paid in the manner specified on the reverse hereof.

“Distribution Date” means the 15th day of each month or, if such 15th day is not a Business Day, the following Business Day, commencing on November 15, 2023.

The principal of and interest on this Class A-2b Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-2b Note shall be applied first to interest due and payable on this Class A-2b Note as provided above and then to the unpaid principal of this Class A-2b Note.

Reference is hereby made to the further provisions of this Class A-2b Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if fully set forth on the face of this Class A-2b Note.

Unless the certificate of authentication hereon has been executed by an authorized officer of the Indenture Trustee, by manual or facsimile signature, this Class A-2b Note shall not entitle the Holder hereof to any benefit under the Indenture or be valid for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Ex. A-2b-4

IN WITNESS WHEREOF, the Issuer has caused this Class A-2b Note to be duly executed as of the date set forth below.

Dated: October 18, 2023

CARMAX AUTO OWNER TRUST 2023-4

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2b Notes designated above and referred to in the within-mentioned Indenture.

Dated: October 18, 2023

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Ex. A-2b-5

[REVERSE OF CLASS A-2b NOTE]

This Class A-2b Note is one of a duly authorized issue of Notes of the Issuer, designated as its Benchmark + 0.80% Class A-2b Asset-backed Notes, which, together with the 5.729% Class A-1 Asset-backed Notes, the 6.08% Class A-2a Asset-backed Notes, the 6.00% Class A-3 Asset-backed Notes, the 5.96% Class A-4 Asset-backed Notes, the 6.39% Class B Asset-backed Notes, the 6.58% Class C Asset-backed Notes and the 7.16% Class D Asset-backed Notes (collectively, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class A-2b Notes are and shall be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-2b Notes are subordinated to the Class A-1 Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement. The Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes are subordinated to the Class A-2b Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement. The Class A-2b Notes and the Class A-2a Notes are pari passu to the extent set forth in the Indenture and the Sale and Servicing Agreement.

As described above, the entire unpaid principal amount of this Class A-2b Note shall be due and payable on the earlier of the Class A-2b Final Distribution Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee or the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-2b Notes shall be made pro rata to the Holders entitled thereto if the Notes have been declared immediately due and payable.

Payments of interest on this Class A-2b Note due and payable on any Distribution Date, together with the installment of principal, if any, due and payable on such Distribution Date, to the extent not in full payment of this Class A-2b Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class A-2b Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date preceding such Distribution Date or by wire transfer in immediately available funds to the account designated in writing to the Indenture Trustee by such Person at least five (5) Business Days prior to the related Record Date, except that with respect to Class A-2b Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of such Record Date without requiring that this Class A-2b Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-2b Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-2b Note and of any Class A-2b Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not

Ex. A-2b-6

noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-2b Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-2b Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in St. Paul, Minnesota.

The Issuer shall pay interest on overdue installments of interest at the Class A-2b Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-2b Note may be registered on the Note Register upon surrender of this Class A-2b Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Class A-2b Notes in any authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2b Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that such Noteholder or Note Owner shall not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Indenture or any of the other Transaction Documents.

Ex. A-2b-7

Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees to provide to the Indenture Trustee, any Paying Agent or the Issuer, upon its request, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.

The Issuer has entered into the Indenture and this Class A-2b Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Class A-2b Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-2b Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2b Note shall be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes. The Indenture also permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions as therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture with the consent of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class. The Indenture also permits the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of not less than 51% of the Note Balance of the Controlling Class or the Holder of this Class A-2b Note (or any one or more Predecessor Notes) shall be conclusive and binding on such Holder and on all future Holders of this Class A-2b Note and of any Class A-2b Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2b Note.

Ex. A-2b-8

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

The Indenture permits the Issuer, under certain circumstances, to consolidate or merge with or into another Person, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS A-2B NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-2b Note at the times, place and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of U.S. Bank Trust Company, National Association, in its individual capacity, Wilmington Trust, National Association, in its individual capacity, any holder of a beneficial interest in the Issuer, or any of their respective owners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Class A-2b Note or the performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim resulting therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, or enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2b Note.

Ex. A-2b-9

ASSIGNMENT

SOCIAL SECURITY NUMBER

OR OTHER IDENTIFICATION

NUMBER OF ASSIGNEE: ________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Note on the Note Register, with full power of substitution in the premises.

Dated:

*/

Signature Guaranteed:
*/

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

Ex. A-2b-10

SCHEDULE I – NOTE ISSUANCE

The initial principal amount of this [Book-Entry][Definitive] Note is $__________. [The aggregate principal amount of this Definitive Note issued, cancelled or exchanged for a Book-Entry Note is as follows:

Date	Principal Amount Issued, Cancelled or Exchanged	Remaining Principal Amount of this Definitive Note	Notation Made by or on Behalf of]

Ex. A-2b-11

Exhibit A-3

Form of Class A-3 Note

[For Book-Entry Notes: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[For Retained Notes: THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN ACCREDITED INVESTOR THAT EXECUTES A NOTE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE PROSPECTIVE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QUALIFIED INSTITUTIONAL BUYER, ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR. EXCEPT IN THE CASE OF A TRANSFER DESCRIBED IN CLAUSES (i) OR (iii) ABOVE, THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE ISSUING ENTITY, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE DEPOSITOR OR CARMAX BUSINESS SERVICES, LLC) SATISFACTORY TO THE DEPOSITOR AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE 1933 ACT.]

Ex. A-3-1

[For Retained Notes: UNLESS COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE SHALL HAVE RENDERED AN OPINION TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, A SALE, PLEDGE, OR TRANSFER OF THIS NOTE MAY ONLY BE MADE (1) TO ANY PERSON WHO IS A UNITED STATES PERSON (WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)); AND (2) NO SALE, PLEDGE, OR TRANSFER OF THIS NOTE SHALL BE MADE (I) TO ANY ONE PERSON IN AN AMOUNT LESS THAN $2,000,000 (OR SUCH OTHER AMOUNT AS THE DEPOSITOR MAY DETERMINE IN ORDER TO PREVENT THE ISSUING ENTITY FROM BEING TREATED AS A “PUBLICLY TRADED PARTNERSHIP” UNDER SECTION 7704 OF THE CODE) OR (II) TO A GRANTOR TRUST, S CORPORATION, OR PARTNERSHIP WHERE MORE THAN 50% OF THE VALUE OF A BENEFICIAL OWNER’S INTEREST IN SUCH PASS-THROUGH ENTITY IS ATTRIBUTABLE TO THE PASS-THROUGH ENTITY’S INTEREST IN THIS NOTE, IN EACH CASE, UNLESS (A) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR THAT SUCH SALE, PLEDGE, OR TRANSFER SHALL NOT CAUSE THE ISSUING ENTITY TO BE TREATED AS AN ASSOCIATION (OR PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES SHALL HAVE BEEN DELIVERED TO THE INDENTURE TRUSTEE AND THE DEPOSITOR AND (B) THE DEPOSITOR SHALL HAVE PROVIDED PRIOR WRITTEN APPROVAL; PROVIDED, HOWEVER, THAT THE RESTRICTIONS IN THIS PARAGRAPH SHALL NOT CONTINUE TO APPLY TO THIS NOTE (COVERED BY THE OPINION DESCRIBED IN THIS PARAGRAPH) IN THE EVENT COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR HAS RENDERED AN OPINION, WITH RESPECT TO THE SALE, PLEDGE OR TRANSFER BY THE DEPOSITOR OR AN AFFILIATE THEREOF, TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES. ANY ATTEMPTED SALE, PLEDGE OR OTHER TRANSFER IN CONTRAVENTION OF THIS PARAGRAPH WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THIS NOTE.]

BY ACQUIRING THIS NOTE (OR INTEREST HEREIN), EACH PURCHASER, TRANSFEREE AND OWNER OF A BENEFICIAL INTEREST IN SUCH NOTE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (A) IT IS NOT ACQUIRING SUCH NOTE (OR INTEREST THEREIN) WITH THE PLAN ASSETS OF EITHER (1) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) SUBJECT TO TITLE I OF ERISA, (2) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (3) ANY ENTITY OR ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR ACCOUNT OR (4) AN EMPLOYEE BENEFIT

Ex. A-3-2

PLAN OR ARRANGEMENT NOT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTE (OR INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE (AS DEFINED BELOW). THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED	[add for Notes other than Retained Notes: Up to] $[ ]

NO. R-[ ]	CUSIP NO. 14318X AC9

CARMAX AUTO OWNER TRUST 2023-4

6.00% CLASS A-3 ASSET-BACKED NOTE

CarMax Auto Owner Trust 2023-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [    ], or its registered assigns, the principal sum of [    ] DOLLARS OR SUCH LESSER AMOUNT AS IS SET FORTH IN SCHEDULE I or such lesser amount payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class A-3 Notes pursuant to Section 2.8 of the Indenture dated as of October 1, 2023 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”) between the Issuer and U.S. Bank Trust Company, National Association, a national banking association, as Indenture Trustee (in such capacity, the “Indenture Trustee”); provided, however, that, except under certain limited circumstances described in the Indenture, principal of this Class A-3 Note will not be due and payable until the Class A-1 Notes, the Class A-2a Notes and the Class A-2b Notes have been paid in full; and, provided further, that, if not paid prior to such date, the unpaid principal amount of this Class A-3 Note shall be due and payable on the earlier of the July 2028 Distribution Date (the “Class A-3 Final Distribution Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable hereto.

The Issuer shall pay interest on this Class A-3 Note at the rate per annum shown above on each Distribution Date, until the principal of this Class A-3 Note is paid or made available for payment, on the principal amount of this Class A-3 Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Class A-3 Note shall accrue for each Distribution Date from and including the 15th day of the preceding month (or, in the case of the initial Distribution Date or if no interest has been paid, from and including the Closing Date) to but excluding the 15th day of the month in which such Distribution Date occurs. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on this Class A-3 Note on each Distribution Date shall equal one-twelfth (or,

Ex. A-3-3

in the case of the first Distribution Date, the number of days from and including the Closing Date to but excluding the 15th day of the month in which such Distribution Date occurs, assuming each month has 30 days, divided by 360) of the product of (i) the rate per annum shown above and (ii) the principal amount of this Class A-3 Note outstanding as of the Closing Date (in the case of the first Distribution Date) or on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date). The principal of and interest on this Class A-3 Note shall be paid in the manner specified on the reverse hereof.

“Distribution Date” means the 15th day of each month or, if such 15th day is not a Business Day, the following Business Day, commencing on November 15, 2023.

The principal of and interest on this Class A-3 Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-3 Note shall be applied first to interest due and payable on this Class A-3 Note as provided above and then to the unpaid principal of this Class A-3 Note.

Reference is hereby made to the further provisions of this Class A-3 Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if fully set forth on the face of this Class A-3 Note.

Unless the certificate of authentication hereon has been executed by an authorized officer of the Indenture Trustee, by manual or facsimile signature, this Class A-3 Note shall not entitle the Holder hereof to any benefit under the Indenture or be valid for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Ex. A-3-4

IN WITNESS WHEREOF, the Issuer has caused this Class A-3 Note to be duly executed as of the date set forth below.

Dated: October 18, 2023

CARMAX AUTO OWNER TRUST 2023-4

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-3 Notes designated above and referred to in the within-mentioned Indenture.

Dated: October 18, 2023

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Ex. A-3-5

[REVERSE OF CLASS A-3 NOTE]

This Class A-3 Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.00% Class A-3 Asset-backed Notes, which, together with the 5.729% Class A-1 Asset-backed Notes, the 6.08% Class A-2a Asset-backed Notes, the Benchmark + 0.80% Class A-2b Asset-backed Notes, the 5.96% Class A-4 Asset-backed Notes, the 6.39% Class B Asset-backed Notes, the 6.58% Class C Asset-backed Notes and the 7.16% Class D Asset-backed Notes (collectively, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class A-3 Notes are and shall be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-3 Notes are subordinated to the Class A-1 Notes, the Class A-2a Notes and the Class A-2b Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement. The Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes are subordinated to the Class A-3 Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement.

As described above, the entire unpaid principal amount of this Class A-3 Note shall be due and payable on the earlier of the Class A-3 Final Distribution Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee or the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Holders entitled thereto if the Notes have been declared immediately due and payable.

Payments of interest on this Class A-3 Note due and payable on any Distribution Date, together with the installment of principal, if any, due and payable on such Distribution Date, to the extent not in full payment of this Class A-3 Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class A-3 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date preceding such Distribution Date or by wire transfer in immediately available funds to the account designated in writing to the Indenture Trustee by such Person at least five (5) Business Days prior to the related Record Date, except that with respect to Class A-3 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of such Record Date without requiring that this Class A-3 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-3 Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in

Ex. A-3-6

full of the then remaining unpaid principal amount of this Class A-3 Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-3 Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in St. Paul, Minnesota.

The Issuer shall pay interest on overdue installments of interest at the Class A-3 Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-3 Note may be registered on the Note Register upon surrender of this Class A-3 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Class A-3 Notes in any authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-3 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that such Noteholder or Note Owner shall not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Indenture or any of the other Transaction Documents.

Ex. A-3-7

Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees to provide to the Indenture Trustee, any Paying Agent or the Issuer, upon its request, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.

The Issuer has entered into the Indenture and this Class A-3 Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Class A-3 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-3 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-3 Note shall be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes. The Indenture also permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions as therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture with the consent of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class. The Indenture also permits the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of not less than 51% of the Note Balance of the Controlling Class or the Holder of this Class A-3 Note (or any one or more Predecessor Notes) shall be conclusive and binding on such Holder and on all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-3 Note.

Ex. A-3-8

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

The Indenture permits the Issuer, under certain circumstances, to consolidate or merge with or into another Person, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS A-3 NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-3 Note at the times, place and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of U.S. Bank Trust Company, National Association, in its individual capacity, Wilmington Trust, National Association, in its individual capacity, any holder of a beneficial interest in the Issuer, or any of their respective owners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Class A-3 Note or the performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim resulting therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, or enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-3 Note.

Ex. A-3-9

ASSIGNMENT

SOCIAL SECURITY NUMBER

OR OTHER IDENTIFICATION

NUMBER OF ASSIGNEE:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Note on the Note Register, with full power of substitution in the premises.

Dated:

________________________________________*/

Signature Guaranteed:
________________________________________*/

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

Ex. A-3-10

SCHEDULE I – NOTE ISSUANCE

The initial principal amount of this [Book-Entry][Definitive] Note is $__________. [The aggregate principal amount of this Definitive Note issued, cancelled or exchanged for a Book-Entry Note is as follows:

Date	Principal Amount Issued, Cancelled or Exchanged	Remaining Principal Amount of this Definitive Note	Notation Made by or on Behalf of]

Ex. A-3-11

Exhibit A-4

Form of Class A-4 Note

[For Book-Entry Notes: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[For Retained Notes: THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN ACCREDITED INVESTOR THAT EXECUTES A NOTE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE PROSPECTIVE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QUALIFIED INSTITUTIONAL BUYER, ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR. EXCEPT IN THE CASE OF A TRANSFER DESCRIBED IN CLAUSES (i) OR (iii) ABOVE, THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE ISSUING ENTITY, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE DEPOSITOR OR CARMAX BUSINESS SERVICES, LLC) SATISFACTORY TO THE DEPOSITOR AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE 1933 ACT.]

Ex. A-4-1

[For Retained Notes: UNLESS COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE SHALL HAVE RENDERED AN OPINION TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, A SALE, PLEDGE, OR TRANSFER OF THIS NOTE MAY ONLY BE MADE (1) TO ANY PERSON WHO IS A UNITED STATES PERSON (WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)); AND (2) NO SALE, PLEDGE, OR TRANSFER OF THIS NOTE SHALL BE MADE (I) TO ANY ONE PERSON IN AN AMOUNT LESS THAN $2,000,000 (OR SUCH OTHER AMOUNT AS THE DEPOSITOR MAY DETERMINE IN ORDER TO PREVENT THE ISSUING ENTITY FROM BEING TREATED AS A “PUBLICLY TRADED PARTNERSHIP” UNDER SECTION 7704 OF THE CODE) OR (II) TO A GRANTOR TRUST, S CORPORATION, OR PARTNERSHIP WHERE MORE THAN 50% OF THE VALUE OF A BENEFICIAL OWNER’S INTEREST IN SUCH PASS-THROUGH ENTITY IS ATTRIBUTABLE TO THE PASS-THROUGH ENTITY’S INTEREST IN THIS NOTE, IN EACH CASE, UNLESS (A) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR THAT SUCH SALE, PLEDGE, OR TRANSFER SHALL NOT CAUSE THE ISSUING ENTITY TO BE TREATED AS AN ASSOCIATION (OR PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES SHALL HAVE BEEN DELIVERED TO THE INDENTURE TRUSTEE AND THE DEPOSITOR AND (B) THE DEPOSITOR SHALL HAVE PROVIDED PRIOR WRITTEN APPROVAL; PROVIDED, HOWEVER, THAT THE RESTRICTIONS IN THIS PARAGRAPH SHALL NOT CONTINUE TO APPLY TO THIS NOTE (COVERED BY THE OPINION DESCRIBED IN THIS PARAGRAPH) IN THE EVENT COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR HAS RENDERED AN OPINION, WITH RESPECT TO THE SALE, PLEDGE OR TRANSFER BY THE DEPOSITOR OR AN AFFILIATE THEREOF, TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES. ANY ATTEMPTED SALE, PLEDGE OR OTHER TRANSFER IN CONTRAVENTION OF THIS PARAGRAPH WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THIS NOTE.]

BY ACQUIRING THIS NOTE (OR INTEREST HEREIN), EACH PURCHASER, TRANSFEREE AND OWNER OF A BENEFICIAL INTEREST IN SUCH NOTE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (A) IT IS NOT ACQUIRING SUCH NOTE (OR INTEREST THEREIN) WITH THE PLAN ASSETS OF EITHER (1) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) SUBJECT TO TITLE I OF ERISA, (2) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (3) ANY ENTITY OR ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR ACCOUNT OR (4) AN EMPLOYEE BENEFIT

Ex. A-4-2

PLAN OR ARRANGEMENT NOT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTE (OR INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE (AS DEFINED BELOW). THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED	[add for Notes other than Retained Notes: Up to] $[ ]

NO. R-[ ]	CUSIP NO. 14318X AD7

CARMAX AUTO OWNER TRUST 2023-4

5.96% CLASS A-4 ASSET-BACKED NOTE

CarMax Auto Owner Trust 2023-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [    ], or its registered assigns, the principal sum of [    ] DOLLARS OR SUCH LESSER AMOUNT AS IS SET FORTH IN SCHEDULE I or such lesser amount payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class A-4 Notes pursuant to Section 2.8 of the Indenture dated as of October 1, 2023 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”) between the Issuer and U.S. Bank Trust Company, National Association, a national banking association, as Indenture Trustee (in such capacity, the “Indenture Trustee”); provided, however, that, except under certain limited circumstances described in the Indenture, principal of this Class A-4 Note will not be due and payable until the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes and the Class A-3 Notes have been paid in full; and, provided further, that, if not paid prior to such date, the unpaid principal amount of this Class A-4 Note shall be due and payable on the earlier of the May 2029 Distribution Date (the “Class A-4 Final Distribution Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable hereto.

The Issuer shall pay interest on this Class A-4 Note at the rate per annum shown above on each Distribution Date, until the principal of this Class A-4 Note is paid or made available for payment, on the principal amount of this Class A-4 Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Class A-4 Note shall accrue for each Distribution Date from and including the 15th day of the preceding month (or, in the case of the initial Distribution Date or if no interest has been paid, from and including the Closing Date) to but excluding the 15th day of the month in which such Distribution Date occurs. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on this Class A-4 Note on each Distribution Date shall equal one-twelfth (or,

Ex. A-4-3

in the case of the first Distribution Date, the number of days from and including the Closing Date to but excluding the 15th day of the month in which such Distribution Date occurs, assuming each month has 30 days, divided by 360) of the product of (i) the rate per annum shown above and (ii) the principal amount of this Class A-4 Note outstanding as of the Closing Date (in the case of the first Distribution Date) or on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date). The principal of and interest on this Class A-4 Note shall be paid in the manner specified on the reverse hereof.

“Distribution Date” means the 15th day of each month or, if such 15th day is not a Business Day, the following Business Day, commencing on November 15, 2023.

The principal of and interest on this Class A-4 Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-4 Note shall be applied first to interest due and payable on this Class A-4 Note as provided above and then to the unpaid principal of this Class A-4 Note.

Reference is hereby made to the further provisions of this Class A-4 Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if fully set forth on the face of this Class A-4 Note.

Unless the certificate of authentication hereon has been executed by an authorized officer of the Indenture Trustee, by manual or facsimile signature, this Class A-4 Note shall not entitle the Holder hereof to any benefit under the Indenture or be valid for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Ex. A-4-4

IN WITNESS WHEREOF, the Issuer has caused this Class A-4 Note to be duly executed as of the date set forth below.

Dated: October 18, 2023

CARMAX AUTO OWNER TRUST 2023-4

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-4 Notes designated above and referred to in the within-mentioned Indenture.

Dated: October 18, 2023

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Ex. A-4-5

[REVERSE OF CLASS A-4 NOTE]

This Class A-4 Note is one of a duly authorized issue of Notes of the Issuer, designated as its 5.96% Class A-4 Asset-backed Notes, which, together with the 5.729% Class A-1 Asset-backed Notes, the 6.08% Class A-2a Asset-backed Notes, the Benchmark + 0.80% Class A-2b Asset-backed Notes, the 6.00% Class A-3 Asset-backed Notes, the 6.39% Class B Asset-backed Notes, the 6.58% Class C Asset-backed Notes and the 7.16% Class D Asset-backed Notes (collectively, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class A-4 Notes are and shall be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-4 Notes are subordinated to the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes and the Class A-3 Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement. The Class B Notes, the Class C Notes and the Class D Notes are subordinated to the Class A-4 Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement.

As described above, the entire unpaid principal amount of this Class A-4 Note shall be due and payable on the earlier of the Class A-4 Final Distribution Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee or the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Holders entitled thereto if the Notes have been declared immediately due and payable.

Payments of interest on this Class A-4 Note due and payable on any Distribution Date, together with the installment of principal, if any, due and payable on such Distribution Date, to the extent not in full payment of this Class A-4 Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class A-4 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date preceding such Distribution Date or by wire transfer in immediately available funds to the account designated in writing to the Indenture Trustee by such Person at least five (5) Business Days prior to the related Record Date, except that with respect to Class A-4 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of such Record Date without requiring that this Class A-4 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-4 Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-4 Note and of any Class A-4 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in

Ex. A-4-6

full of the then remaining unpaid principal amount of this Class A-4 Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-4 Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in St. Paul, Minnesota.

The Issuer shall pay interest on overdue installments of interest at the Class A-4 Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-4 Note may be registered on the Note Register upon surrender of this Class A-4 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Class A-4 Notes in any authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-4 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that such Noteholder or Note Owner shall not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Indenture or any of the other Transaction Documents.

Ex. A-4-7

Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees to provide to the Indenture Trustee, any Paying Agent or the Issuer, upon its request, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.

The Issuer has entered into the Indenture and this Class A-4 Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Class A-4 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-4 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-4 Note shall be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes. The Indenture also permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions as therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture with the consent of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class. The Indenture also permits the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of not less than 51% of the Note Balance of the Controlling Class or the Holder of this Class A-4 Note (or any one or more Predecessor Notes) shall be conclusive and binding on such Holder and on all future Holders of this Class A-4 Note and of any Class A-4 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-4 Note.

Ex. A-4-8

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

The Indenture permits the Issuer, under certain circumstances, to consolidate or merge with or into another Person, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS A-4 NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-4 Note at the times, place and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of U.S. Bank Trust Company, National Association, in its individual capacity, Wilmington Trust, National Association, in its individual capacity, any holder of a beneficial interest in the Issuer, or any of their respective owners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Class A-4 Note or the performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim resulting therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, or enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-4 Note.

Ex. A-4-9

ASSIGNMENT

SOCIAL SECURITY NUMBER

OR OTHER IDENTIFICATION

NUMBER OF ASSIGNEE: ________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Note on the Note Register, with full power of substitution in the premises.

Dated:

________________________________________*/

Signature Guaranteed:
________________________________________*/

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

Ex. A-4-10

SCHEDULE I – NOTE ISSUANCE

The initial principal amount of this [Book-Entry][Definitive] Note is $__________. [The aggregate principal amount of this Definitive Note issued, cancelled or exchanged for a Book-Entry Note is as follows:

Date	Principal Amount Issued, Cancelled or Exchanged	Remaining Principal Amount of this Definitive Note	Notation Made by or on Behalf of]

Ex. A-4-11

Exhibit B

Form of Class B Note

[For Book-Entry Notes: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[For Retained Notes: THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN ACCREDITED INVESTOR THAT EXECUTES A NOTE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE PROSPECTIVE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QUALIFIED INSTITUTIONAL BUYER, ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR. EXCEPT IN THE CASE OF A TRANSFER DESCRIBED IN CLAUSES (i) OR (iii) ABOVE, THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE ISSUING ENTITY, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE DEPOSITOR OR CARMAX BUSINESS SERVICES, LLC) SATISFACTORY TO THE DEPOSITOR AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE 1933 ACT.]

Ex. B-1

[For Retained Notes: UNLESS COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE SHALL HAVE RENDERED AN OPINION TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, A SALE, PLEDGE, OR TRANSFER OF THIS NOTE MAY ONLY BE MADE (1) TO ANY PERSON WHO IS A UNITED STATES PERSON (WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)); AND (2) NO SALE, PLEDGE, OR TRANSFER OF THIS NOTE SHALL BE MADE (I) TO ANY ONE PERSON IN AN AMOUNT LESS THAN $2,000,000 (OR SUCH OTHER AMOUNT AS THE DEPOSITOR MAY DETERMINE IN ORDER TO PREVENT THE ISSUING ENTITY FROM BEING TREATED AS A “PUBLICLY TRADED PARTNERSHIP” UNDER SECTION 7704 OF THE CODE) OR (II) TO A GRANTOR TRUST, S CORPORATION, OR PARTNERSHIP WHERE MORE THAN 50% OF THE VALUE OF A BENEFICIAL OWNER’S INTEREST IN SUCH PASS-THROUGH ENTITY IS ATTRIBUTABLE TO THE PASS-THROUGH ENTITY’S INTEREST IN THIS NOTE, IN EACH CASE, UNLESS (A) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR THAT SUCH SALE, PLEDGE, OR TRANSFER SHALL NOT CAUSE THE ISSUING ENTITY TO BE TREATED AS AN ASSOCIATION (OR PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES SHALL HAVE BEEN DELIVERED TO THE INDENTURE TRUSTEE AND THE DEPOSITOR AND (B) THE DEPOSITOR SHALL HAVE PROVIDED PRIOR WRITTEN APPROVAL; PROVIDED, HOWEVER, THAT THE RESTRICTIONS IN THIS PARAGRAPH SHALL NOT CONTINUE TO APPLY TO THIS NOTE (COVERED BY THE OPINION DESCRIBED IN THIS PARAGRAPH) IN THE EVENT COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR HAS RENDERED AN OPINION, WITH RESPECT TO THE SALE, PLEDGE OR TRANSFER BY THE DEPOSITOR OR AN AFFILIATE THEREOF, TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES. ANY ATTEMPTED SALE, PLEDGE OR OTHER TRANSFER IN CONTRAVENTION OF THIS PARAGRAPH WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THIS NOTE.]

BY ACQUIRING THIS NOTE (OR INTEREST HEREIN), EACH PURCHASER, TRANSFEREE AND OWNER OF A BENEFICIAL INTEREST IN SUCH NOTE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (A) IT IS NOT ACQUIRING SUCH NOTE (OR INTEREST THEREIN) WITH THE PLAN ASSETS OF EITHER (1) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) SUBJECT TO TITLE I OF ERISA, (2) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (3) ANY ENTITY OR ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR ACCOUNT OR (4) AN EMPLOYEE BENEFIT

Ex. B-2

PLAN OR ARRANGEMENT NOT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTE (OR INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE (AS DEFINED BELOW). THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED	[add for Notes other than Retained Notes: Up to] $[ ]

NO. R-[ ]	CUSIP NO. 14318X AE5

CARMAX AUTO OWNER TRUST 2023-4

6.39% CLASS B ASSET-BACKED NOTE

CarMax Auto Owner Trust 2023-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [    ], or its registered assigns, the principal sum of [    ] DOLLARS OR SUCH LESSER AMOUNT AS IS SET FORTH IN SCHEDULE I or such lesser amount payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class B Notes pursuant to Section 2.8 of the Indenture dated as of October 1, 2023 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”) between the Issuer and U.S. Bank Trust Company, National Association, a national banking association, as Indenture Trustee (in such capacity, the “Indenture Trustee”); provided, however, that principal of this Class B Note will not be due and payable until the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes and the Class A-4 Notes have been paid in full; and, provided further, that, if not paid prior to such date, the unpaid principal amount of this Class B Note shall be due and payable on the earlier of the May 2029 Distribution Date (the “Class B Final Distribution Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable hereto.

The Issuer shall pay interest on this Class B Note at the rate per annum shown above on each Distribution Date, until the principal of this Class B Note is paid or made available for payment, on the principal amount of this Class B Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Class B Note shall accrue for each Distribution Date from and including the 15th day of the preceding month (or, in the case of the initial Distribution Date or if no interest has been paid, from and including the Closing Date) to but excluding the 15th day of the month in which such Distribution Date occurs. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on this Class B Note on each Distribution Date shall equal one-twelfth (or,

Ex. B-3

in the case of the first Distribution Date, the number of days from and including the Closing Date to but excluding the 15th day of the month in which such Distribution Date occurs, assuming each month has 30 days, divided by 360) of the product of (i) the rate per annum shown above and (ii) the principal amount of this Class B Note outstanding as of the Closing Date (in the case of the first Distribution Date) or on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date). The principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

“Distribution Date” means the 15th day of each month or, if such 15th day is not a Business Day, the following Business Day, commencing on November 15, 2023.

The principal of and interest on this Class B Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class B Note shall be applied first to interest due and payable on this Class B Note as provided above and then to the unpaid principal of this Class B Note.

Reference is hereby made to the further provisions of this Class B Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if fully set forth on the face of this Class B Note.

Unless the certificate of authentication hereon has been executed by an authorized officer of the Indenture Trustee, by manual or facsimile signature, this Class B Note shall not entitle the Holder hereof to any benefit under the Indenture or be valid for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Ex. B-4

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed as of the date set forth below.

Dated: October 18, 2023

CARMAX AUTO OWNER TRUST 2023-4

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes designated above and referred to in the within-mentioned Indenture.

Dated: October 18, 2023

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Ex. B-5

[REVERSE OF CLASS B NOTE]

This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.39% Class B Asset-backed Notes, which, together with the 5.729% Class A-1 Asset-backed Notes, the 6.08% Class A-2a Asset-backed Notes, the Benchmark + 0.80% Class A-2b Asset-backed Notes, the 6.00% Class A-3 Asset-backed Notes, the 5.96% Class A-4 Asset-backed Notes, the 6.58% Class C Asset-backed Notes and the 7.16% Class D Asset-backed Notes (collectively, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class B Notes are and shall be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes are subordinated to the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes and the Class A-4 Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement. The Class C Notes and the Class D Notes are subordinated to the Class B Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement.

As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the earlier of the Class B Final Distribution Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee or the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Holders entitled thereto if the Notes have been declared immediately due and payable.

Payments of interest on this Class B Note due and payable on any Distribution Date, together with the installment of principal, if any, due and payable on such Distribution Date, to the extent not in full payment of this Class B Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class B Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date preceding such Distribution Date or by wire transfer in immediately available funds to the account designated in writing to the Indenture Trustee by such Person at least five (5) Business Days prior to the related Record Date, except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of such Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining

Ex. B-6

unpaid principal amount of this Class B Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in St. Paul, Minnesota.

The Issuer shall pay interest on overdue installments of interest at the Class B Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Class B Notes in any authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that such Noteholder or Note Owner shall not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Indenture or any of the other Transaction Documents.

Ex. B-7

Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees to provide to the Indenture Trustee, any Paying Agent or the Issuer, upon its request, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.

The Issuer has entered into the Indenture and this Class B Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note shall be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes. The Indenture also permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions as therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture with the consent of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class. The Indenture also permits the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of not less than 51% of the Note Balance of the Controlling Class or the Holder of this Class B Note (or any one or more Predecessor Notes) shall be conclusive and binding on such Holder and on all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note.

Ex. B-8

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

The Indenture permits the Issuer, under certain circumstances, to consolidate or merge with or into another Person, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS B NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of U.S. Bank Trust Company, National Association, in its individual capacity, Wilmington Trust, National Association, in its individual capacity, any holder of a beneficial interest in the Issuer, or any of their respective owners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Class B Note or the performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim resulting therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, or enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note.

Ex. B-9

ASSIGNMENT

SOCIAL SECURITY NUMBER

OR OTHER IDENTIFICATION

NUMBER OF ASSIGNEE: ________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Note on the Note Register, with full power of substitution in the premises.

Dated:

________________________________________*/

Signature Guaranteed:
________________________________________*/

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

Ex. B-10

SCHEDULE I – NOTE ISSUANCE

The initial principal amount of this [Book-Entry][Definitive] Note is $__________. [The aggregate principal amount of this Definitive Note issued, cancelled or exchanged for a Book-Entry Note is as follows:

Date	Principal Amount Issued, Cancelled or Exchanged	Remaining Principal Amount of this Definitive Note	Notation Made by or on Behalf of]

Ex. B-11

Exhibit C

Form of Class C Note

[For Book-Entry Notes: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[For Retained Notes: THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN ACCREDITED INVESTOR THAT EXECUTES A NOTE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE PROSPECTIVE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QUALIFIED INSTITUTIONAL BUYER, ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR. EXCEPT IN THE CASE OF A TRANSFER DESCRIBED IN CLAUSES (i) OR (iii) ABOVE, THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE ISSUING ENTITY, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE DEPOSITOR OR CARMAX BUSINESS SERVICES, LLC) SATISFACTORY TO THE DEPOSITOR AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE 1933 ACT.]

Ex. C-1

[For Retained Notes: UNLESS COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE SHALL HAVE RENDERED AN OPINION TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, A SALE, PLEDGE, OR TRANSFER OF THIS NOTE MAY ONLY BE MADE (1) TO ANY PERSON WHO IS A UNITED STATES PERSON (WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)); AND (2) NO SALE, PLEDGE, OR TRANSFER OF THIS NOTE SHALL BE MADE (I) TO ANY ONE PERSON IN AN AMOUNT LESS THAN $2,000,000 (OR SUCH OTHER AMOUNT AS THE DEPOSITOR MAY DETERMINE IN ORDER TO PREVENT THE ISSUING ENTITY FROM BEING TREATED AS A “PUBLICLY TRADED PARTNERSHIP” UNDER SECTION 7704 OF THE CODE) OR (II) TO A GRANTOR TRUST, S CORPORATION, OR PARTNERSHIP WHERE MORE THAN 50% OF THE VALUE OF A BENEFICIAL OWNER’S INTEREST IN SUCH PASS-THROUGH ENTITY IS ATTRIBUTABLE TO THE PASS-THROUGH ENTITY’S INTEREST IN THIS NOTE, IN EACH CASE, UNLESS (A) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR THAT SUCH SALE, PLEDGE, OR TRANSFER SHALL NOT CAUSE THE ISSUING ENTITY TO BE TREATED AS AN ASSOCIATION (OR PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES SHALL HAVE BEEN DELIVERED TO THE INDENTURE TRUSTEE AND THE DEPOSITOR AND (B) THE DEPOSITOR SHALL HAVE PROVIDED PRIOR WRITTEN APPROVAL; PROVIDED, HOWEVER, THAT THE RESTRICTIONS IN THIS PARAGRAPH SHALL NOT CONTINUE TO APPLY TO THIS NOTE (COVERED BY THE OPINION DESCRIBED IN THIS PARAGRAPH) IN THE EVENT COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR HAS RENDERED AN OPINION, WITH RESPECT TO THE SALE, PLEDGE OR TRANSFER BY THE DEPOSITOR OR AN AFFILIATE THEREOF, TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES. ANY ATTEMPTED SALE, PLEDGE OR OTHER TRANSFER IN CONTRAVENTION OF THIS PARAGRAPH WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THIS NOTE.]

BY ACQUIRING THIS NOTE (OR INTEREST HEREIN), EACH PURCHASER, TRANSFEREE AND OWNER OF A BENEFICIAL INTEREST IN SUCH NOTE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (A) IT IS NOT ACQUIRING SUCH NOTE (OR INTEREST THEREIN) WITH THE PLAN ASSETS OF EITHER (1) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) SUBJECT TO TITLE I OF ERISA, (2) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (3) ANY ENTITY OR ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR ACCOUNT OR (4) AN EMPLOYEE BENEFIT

Ex. C-2

PLAN OR ARRANGEMENT NOT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTE (OR INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE (AS DEFINED BELOW). THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED	[add for Notes other than Retained Notes: Up to] $[ ]

NO. R-[__]	CUSIP NO. 14318X AF2

CARMAX AUTO OWNER TRUST 2023-4

6.58% CLASS C ASSET-BACKED NOTE

CarMax Auto Owner Trust 2023-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [    ], or its registered assigns, the principal sum of [    ] DOLLARS OR SUCH LESSER AMOUNT AS IS SET FORTH IN SCHEDULE I or such lesser amount payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class C Notes pursuant to Section 2.8 of the Indenture dated as of October 1, 2023 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”) between the Issuer and U.S. Bank Trust Company, National Association, a national banking association, as Indenture Trustee (in such capacity, the “Indenture Trustee”); provided, however, that principal of this Class C Note will not be due and payable until the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes have been paid in full; and, provided further, that, if not paid prior to such date, the unpaid principal amount of this Class C Note shall be due and payable on the earlier of the May 2029 Distribution Date (the “Class C Final Distribution Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable hereto.

The Issuer shall pay interest on this Class C Note at the rate per annum shown above on each Distribution Date, until the principal of this Class C Note is paid or made available for payment, on the principal amount of this Class C Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Class C Note shall accrue for each Distribution Date from and including the 15th day of the preceding month (or, in the case of the initial Distribution Date or if no interest has been paid, from and including the Closing Date) to but excluding the 15th day of the month in which such Distribution Date occurs. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on this Class C Note on each Distribution Date shall equal one-twelfth (or,

Ex. C-3

in the case of the first Distribution Date, the number of days from and including the Closing Date to but excluding the 15th day of the month in which such Distribution Date occurs, assuming each month has 30 days, divided by 360) of the product of (i) the rate per annum shown above and (ii) the principal amount of this Class C Note outstanding as of the Closing Date (in the case of the first Distribution Date) or on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date). The principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof.

“Distribution Date” means the 15th day of each month or, if such 15th day is not a Business Day, the following Business Day, commencing on November 15, 2023.

The principal of and interest on this Class C Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class C Note shall be applied first to interest due and payable on this Class C Note as provided above and then to the unpaid principal of this Class C Note.

Reference is hereby made to the further provisions of this Class C Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if fully set forth on the face of this Class C Note.

Unless the certificate of authentication hereon has been executed by an authorized officer of the Indenture Trustee, by manual or facsimile signature, this Class C Note shall not entitle the Holder hereof to any benefit under the Indenture or be valid for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Ex. C-4

IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed as of the date set forth below.

Dated: October 18, 2023

CARMAX AUTO OWNER TRUST 2023-4

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes designated above and referred to in the within-mentioned Indenture.

Dated: October 18, 2023

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Ex. C-5

[REVERSE OF CLASS C NOTE]

This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.58% Class C Asset-backed Notes, which, together with the 5.729% Class A-1 Asset-backed Notes, the 6.08% Class A-2a Asset-backed Notes, the Benchmark + 0.80% Class A-2b Asset-backed Notes, the 6.00% Class A-3 Asset-backed Notes, the 5.96% Class A-4 Asset-backed Notes, the 6.39% Class B Asset-backed Notes and the 7.16% Class D Asset-backed Notes (collectively, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class C Notes are and shall be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class C Notes are subordinated to the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement. The Class D Notes are subordinated to the Class C Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement.

As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the earlier of the Class C Final Distribution Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee or the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Holders entitled thereto if the Notes have been declared immediately due and payable.

Payments of interest on this Class C Note due and payable on any Distribution Date, together with the installment of principal, if any, due and payable on such Distribution Date, to the extent not in full payment of this Class C Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class C Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date preceding such Distribution Date or by wire transfer in immediately available funds to the account designated in writing to the Indenture Trustee by such Person at least five (5) Business Days prior to the related Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of such Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining

Ex. C-6

unpaid principal amount of this Class C Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in St. Paul, Minnesota.

The Issuer shall pay interest on overdue installments of interest at the Class C Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class C Note may be registered on the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Class C Notes in any authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that such Noteholder or Note Owner shall not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Indenture or any of the other Transaction Documents.

Ex. C-7

Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees to provide to the Indenture Trustee, any Paying Agent or the Issuer, upon its request, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.

The Issuer has entered into the Indenture and this Class C Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Class C Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class C Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note shall be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes. The Indenture also permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions as therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture with the consent of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class. The Indenture also permits the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of not less than 51% of the Note Balance of the Controlling Class or the Holder of this Class C Note (or any one or more Predecessor Notes) shall be conclusive and binding on such Holder and on all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Note.

Ex. C-8

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

The Indenture permits the Issuer, under certain circumstances, to consolidate or merge with or into another Person, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS C NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C Note at the times, place and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of U.S. Bank Trust Company, National Association, in its individual capacity, Wilmington Trust, National Association, in its individual capacity, any holder of a beneficial interest in the Issuer, or any of their respective owners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Class C Note or the performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim resulting therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, or enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C Note.

Ex. C-9

ASSIGNMENT

SOCIAL SECURITY NUMBER

OR OTHER IDENTIFICATION

NUMBER OF ASSIGNEE: ________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Note on the Note Register, with full power of substitution in the premises.

Dated:

________________________________________*/

Signature Guaranteed:

________________________________________*/

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

Ex. C-10

SCHEDULE I – NOTE ISSUANCE

The initial principal amount of this [Book-Entry][Definitive] Note is $__________. [The aggregate principal amount of this Definitive Note issued, cancelled or exchanged for a Book-Entry Note is as follows:

Date	Principal Amount Issued, Cancelled or Exchanged	Remaining Principal Amount of this Definitive Note	Notation Made by or on Behalf of]

Ex. C-11

Exhibit D

Form of Class D Note

[For Book-Entry Notes: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[For Retained Notes: THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO AN ACCREDITED INVESTOR THAT EXECUTES A NOTE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY), (iii) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE PROSPECTIVE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QUALIFIED INSTITUTIONAL BUYER, ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iv) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR. EXCEPT IN THE CASE OF A TRANSFER DESCRIBED IN CLAUSES (i) OR (iii) ABOVE, THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE ISSUING ENTITY, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE DEPOSITOR OR CARMAX BUSINESS SERVICES, LLC) SATISFACTORY TO THE DEPOSITOR AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE 1933 ACT.]

Ex. D-1

[For Retained Notes: UNLESS COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE SHALL HAVE RENDERED AN OPINION TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, A SALE, PLEDGE, OR TRANSFER OF THIS NOTE MAY ONLY BE MADE (1) TO ANY PERSON WHO IS A UNITED STATES PERSON (WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)); AND (2) NO SALE, PLEDGE, OR TRANSFER OF THIS NOTE SHALL BE MADE (I) TO ANY ONE PERSON IN AN AMOUNT LESS THAN $2,000,000 (OR SUCH OTHER AMOUNT AS THE DEPOSITOR MAY DETERMINE IN ORDER TO PREVENT THE ISSUING ENTITY FROM BEING TREATED AS A “PUBLICLY TRADED PARTNERSHIP” UNDER SECTION 7704 OF THE CODE) OR (II) TO A GRANTOR TRUST, S CORPORATION, OR PARTNERSHIP WHERE MORE THAN 50% OF THE VALUE OF A BENEFICIAL OWNER’S INTEREST IN SUCH PASS-THROUGH ENTITY IS ATTRIBUTABLE TO THE PASS-THROUGH ENTITY’S INTEREST IN THIS NOTE, IN EACH CASE, UNLESS (A) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR THAT SUCH SALE, PLEDGE, OR TRANSFER SHALL NOT CAUSE THE ISSUING ENTITY TO BE TREATED AS AN ASSOCIATION (OR PUBLICLY TRADED PARTNERSHIP) TAXABLE AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES SHALL HAVE BEEN DELIVERED TO THE INDENTURE TRUSTEE AND THE DEPOSITOR AND (B) THE DEPOSITOR SHALL HAVE PROVIDED PRIOR WRITTEN APPROVAL; PROVIDED, HOWEVER, THAT THE RESTRICTIONS IN THIS PARAGRAPH SHALL NOT CONTINUE TO APPLY TO THIS NOTE (COVERED BY THE OPINION DESCRIBED IN THIS PARAGRAPH) IN THE EVENT COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE DEPOSITOR HAS RENDERED AN OPINION, WITH RESPECT TO THE SALE, PLEDGE OR TRANSFER BY THE DEPOSITOR OR AN AFFILIATE THEREOF, TO THE EFFECT THAT THIS NOTE TO BE SOLD, PLEDGED, OR TRANSFERRED WILL BE CHARACTERIZED AS INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES. ANY ATTEMPTED SALE, PLEDGE OR OTHER TRANSFER IN CONTRAVENTION OF THIS PARAGRAPH WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THIS NOTE.]

BY ACQUIRING THIS NOTE (OR INTEREST HEREIN), EACH PURCHASER, TRANSFEREE AND OWNER OF A BENEFICIAL INTEREST IN SUCH NOTE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (A) IT IS NOT ACQUIRING SUCH NOTE (OR INTEREST THEREIN) WITH THE PLAN ASSETS OF EITHER (1) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) SUBJECT TO TITLE I OF ERISA, (2) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (3) ANY ENTITY OR ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR ACCOUNT OR (4) AN EMPLOYEE BENEFIT

Ex. D-2

PLAN OR ARRANGEMENT NOT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTE (OR INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE (AS DEFINED BELOW). THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED	[add for Notes other than Retained Notes: Up to] $[ ]

NO. R-[ ]	CUSIP NO. 14318X AG0

CARMAX AUTO OWNER TRUST 2023-4

7.16% CLASS D ASSET-BACKED NOTE

CarMax Auto Owner Trust 2023-4, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [    ], or its registered assigns, the principal sum of [    ] DOLLARS OR SUCH LESSER AMOUNT AS IS SET FORTH IN SCHEDULE I or such lesser amount payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class D Notes pursuant to Section 2.8 of the Indenture dated as of October 1, 2023 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”) between the Issuer and U.S. Bank Trust Company, National Association, a national banking association, as Indenture Trustee (in such capacity, the “Indenture Trustee”); provided, however, that principal of this Class D Note will not be due and payable until the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes have been paid in full; and, provided further, that, if not paid prior to such date, the unpaid principal amount of this Class D Note shall be due and payable on the earlier of the April 2030 Distribution Date (the “Class D Final Distribution Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable hereto.

The Issuer shall pay interest on this Class D Note at the rate per annum shown above on each Distribution Date, until the principal of this Class D Note is paid or made available for payment, on the principal amount of this Class D Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Class D Note shall accrue for each Distribution Date from and including the 15th day of the preceding month (or, in the case of the initial Distribution Date or if no interest has been paid, from and including the Closing Date) to but excluding the 15th day of the month in which such Distribution Date occurs. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on this Class D Note on each Distribution Date shall equal one-twelfth (or,

Ex. D-3

in the case of the first Distribution Date, the number of days from and including the Closing Date to but excluding the 15th day of the month in which such Distribution Date occurs, assuming each month has 30 days, divided by 360) of the product of (i) the rate per annum shown above and (ii) the principal amount of this Class D Note outstanding as of the Closing Date (in the case of the first Distribution Date) or on the preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date). The principal of and interest on this Class D Note shall be paid in the manner specified on the reverse hereof.

“Distribution Date” means the 15th day of each month or, if such 15th day is not a Business Day, the following Business Day, commencing on November 15, 2023.

The principal of and interest on this Class D Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class D Note shall be applied first to interest due and payable on this Class D Note as provided above and then to the unpaid principal of this Class D Note.

Reference is hereby made to the further provisions of this Class D Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if fully set forth on the face of this Class D Note.

Unless the certificate of authentication hereon has been executed by an authorized officer of the Indenture Trustee, by manual or facsimile signature, this Class D Note shall not entitle the Holder hereof to any benefit under the Indenture or be valid for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Ex. D-4

IN WITNESS WHEREOF, the Issuer has caused this Class D Note to be duly executed as of the date set forth below.

Dated: October 18, 2023

CARMAX AUTO OWNER TRUST 2023-4

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class D Notes designated above and referred to in the within-mentioned Indenture.

Dated: October 18, 2023

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Ex. D-5

[REVERSE OF CLASS D NOTE]

This Class D Note is one of a duly authorized issue of Notes of the Issuer, designated as its 7.16% Class D Asset-backed Notes, which, together with the 5.729% Class A-1 Asset-backed Notes, the 6.08% Class A-2a Asset-backed Notes, the Benchmark + 0.80% Class A-2b Asset-backed Notes, the 6.00% Class A-3 Asset-backed Notes, the 5.96% Class A-4 Asset-backed Notes, the 6.39% Class B Asset-backed Notes and the 6.58% Class C Asset-backed Notes (collectively, the “Notes”), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class D Notes are and shall be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class D Notes are subordinated to the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement.

As described above, the entire unpaid principal amount of this Class D Note shall be due and payable on the earlier of the Class D Final Distribution Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee or the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Holders entitled thereto if the Notes have been declared immediately due and payable.

Payments of interest on this Class D Note due and payable on any Distribution Date, together with the installment of principal, if any, due and payable on such Distribution Date, to the extent not in full payment of this Class D Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class D Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the Record Date preceding such Distribution Date or by wire transfer in immediately available funds to the account designated in writing to the Indenture Trustee by such Person at least five (5) Business Days prior to the related Record Date, except that with respect to Class D Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of such Record Date without requiring that this Class D Note be submitted for notation of payment. Any reduction in the principal amount of this Class D Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class D Note on a Distribution Date, then the Indenture Trustee,

Ex. D-6

in the name of and on behalf of the Issuer, shall notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class D Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in St. Paul, Minnesota.

The Issuer shall pay interest on overdue installments of interest at the Class D Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class D Note may be registered on the Note Register upon surrender of this Class D Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, and thereupon one or more new Class D Notes in any authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class D Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that such Noteholder or Note Owner shall not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Indenture or any of the other Transaction Documents.

Ex. D-7

Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees to provide to the Indenture Trustee, any Paying Agent or the Issuer, upon its request, the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.

The Issuer has entered into the Indenture and this Class D Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat the Notes (other than any Retained Notes held by the Issuer or a Person treated as the same Person as the Issuer for federal income tax purposes) for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Class D Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class D Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class D Note shall be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes. The Indenture also permits the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee, with certain exceptions as therein provided, to amend or waive from time to time certain terms and conditions set forth in the Indenture with the consent of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class. The Indenture also permits the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of not less than 51% of the Note Balance of the Controlling Class or the Holder of this Class D Note (or any one or more Predecessor Notes) shall be conclusive and binding on such Holder and on all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class D Note.

The term “Issuer”, as used in this Note, includes any successor to the Issuer under the Indenture.

Ex. D-8

The Indenture permits the Issuer, under certain circumstances, to consolidate or merge with or into another Person, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS D NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class D Note at the times, place and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of U.S. Bank Trust Company, National Association, in its individual capacity, Wilmington Trust, National Association, in its individual capacity, any holder of a beneficial interest in the Issuer, or any of their respective owners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Class D Note or the performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim resulting therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, or enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class D Note.

Ex. D-9

ASSIGNMENT

SOCIAL SECURITY NUMBER

OR OTHER IDENTIFICATION

NUMBER OF ASSIGNEE:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints          , attorney, to transfer said Note on the Note Register, with full power of substitution in the premises.

Dated:

*/

Signature Guaranteed:

*/

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

Ex. D-10

SCHEDULE I – NOTE ISSUANCE

The initial principal amount of this [Book-Entry][Definitive] Note is $     . [The aggregate principal amount of this Definitive Note issued, cancelled or exchanged for a Book-Entry Note is as follows:

Date	Principal Amount Issued, Cancelled or Exchanged	Remaining Principal Amount of this Definitive Note	Notation Made by or on Behalf of]

Ex. D-11

Exhibit E

Form of Opinion of Counsel

A.

The provisions of the Purchase Agreement are effective under the New York UCC to create in favor of the Depositor a security interest in CarMax’s rights in the Receivables and in any identifiable proceeds thereof. (We note that a “security interest” as defined in Section 1-201(b)(35) of the New York UCC includes the interests of a buyer of accounts, chattel paper, payment intangibles and promissory notes and we refer you to our other opinion of even date herewith with respect to whether the security interest of the Depositor should be characterized as an ownership interest or solely as a collateral interest held to secure a loan made to CarMax).

B.

The provisions of the Sale and Servicing Agreement are effective under the New York UCC to create in favor of the Issuer a security interest in the Depositor’s rights in the Receivables and in any identifiable proceeds thereof. We express no opinion as to whether the security interest of the Issuer would be characterized as an ownership interest or solely as a collateral interest held to secure a loan made to the Depositor.

C.

The provisions of the Indenture are effective under the New York UCC to create in favor of the Indenture Trustee a security interest in the Issuer’s rights in the Receivables and any identifiable proceeds thereof.

D.

Under the New York UCC (including the choice of laws provisions thereof), while a debtor is “located” in a jurisdiction, the local law of that jurisdiction governs the perfection by the filing of a financing statement of a security interest in personal property that is accounts, chattel paper, payment intangibles or instruments. Under the New York UCC (including the choice of laws provisions thereof):

1.	CarMax is “located” in Delaware and the local law of that state governs perfection of a nonpossessory security interest in CarMax’s rights in the Receivables by the filing of a financing statement.

2.

The Depositor is “located” in Delaware and the local law of that state governs perfection of a nonpossessory security interest in the Depositor’s rights in the Receivables by the filing of a financing statement.

3.

The Issuer is “located” in Delaware and the local law of that state governs perfection of a nonpossessory security interest in the Issuer’s rights in the Receivables by the filing of a financing statement.

E.

When the CarMax Financing Statement is filed (within the meaning of Section 9-516 of the Delaware UCC) in the Delaware Filing Office, under the provisions of the Delaware UCC, the Depositor’s security interest in CarMax’s rights in the Receivables and in identifiable cash proceeds thereof will be perfected.

Ex. E-1

F.

When the Depositor Financing Statement is filed (within the meaning of Section 9-516 of the Delaware UCC) in the Delaware Filing Office, under the provisions of the Delaware UCC, the Issuer’s security interest in the Depositor’s rights in the Receivables and in identifiable cash proceeds thereof will be perfected.

G.

When the Issuer Financing Statement is filed (within the meaning of Section 9-516 of the Delaware UCC) in the Delaware Filing Office, under the provisions of the Delaware UCC, the Indenture Trustee’s security interest in the Issuer’s rights in the Receivables and in identifiable cash proceeds thereof will be perfected.

Ex. E-2

EXHIBIT F

FORM OF TRANSFEROR CERTIFICATE

[DATE]

U.S. Bank Trust Company, National Association, as Indenture Trustee

190 South LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7C

Chicago, Illinois 60603

Attention: CAOT 2023-4

with a copy to:

U.S. Bank Trust Company, National Association

111 Fillmore Avenue,

St. Paul, Minnesota 55107

Attn: Bondholder Services - CAOT 2023-4

CarMax Auto Funding, LLC

12800 Tuckahoe Creek Parkway

Richmond, Virginia 23238

Attention: Treasurer

CarMax Auto Owner Trust 2023-4

c/o Wilmington Trust, National Association

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Corporate Trust Administration

Re:	CarMax Auto Owner Trust 2023-4 Class Notes

Ladies and Gentlemen:

In connection with our disposition of the above-referenced Class    Notes (the “Class    Notes”) we certify that (a) we understand that the Class    Notes have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Class    Notes to, or solicited offers to buy any Class    Notes from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

Ex. F-1

Very truly yours,

[NAME OF TRANSFEROR]

By:
Authorized Officer

Ex. F-2

EXHIBIT G

FORM OF INVESTMENT LETTER

U.S. Bank Trust Company, National Association, as Indenture Trustee

190 South LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7C

Chicago, Illinois 60603

Attn: CAOT 2023-4

With a copy to:

U.S. Bank Trust Company, National Association

111 Fillmore Avenue,

St. Paul, Minnesota 55017

Attn: Bondholder Services – CAOT 2023-4

With a copy to:

CarMax Auto Funding, LLC

12800 Tuckahoe Creek Parkway

Richmond, Virginia 23238

Attention: Treasurer

CarMax Auto Owner Trust 2023-4

c/o Wilmington Trust, National Association

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Corporate Trust Administration

Ladies and Gentlemen:

In connection with our proposed purchase of Class ___ Notes (the “Class ___ Notes”) of CarMax Auto Owner Trust 2023-4 (the “Issuing Entity”), we confirm that:

1. We understand that the Class    Notes have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Class    Notes are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act and (y) that such Class    Notes may be resold, pledged or transferred only (i) to CarMax Auto Funding LLC (the “Depositor”), (ii) so long as such Class    Note is eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A”), to a person whom we reasonably believe after due inquiry is a “qualified institutional buyer” as defined in Rule 144A, acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are “qualified institutional buyers”) to whom notice is given that the resale, pledge or transfer is being made in reliance on

Ex. G-1

Rule 144A or (iii) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the 1933 Act, in which case the Indenture Trustee shall require that both the prospective transferor and the prospective transferee certify to the Indenture Trustee and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Indenture Trustee and the Depositor. Except in the case of a transfer described in clauses (i) or (ii) above, the Indenture Trustee shall require that a written opinion of counsel (which will not be at the expense of the Depositor, any Affiliate of the Depositor or the Indenture Trustee), satisfactory to the Indenture Trustee and the Depositor, be delivered to the Indenture Trustee and the Depositor to the effect that such transfer will not violate the 1933 Act, and will be effected in accordance with any applicable securities laws of each state of the United States. We will notify any purchaser of the Class    Notes from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Class    Notes by us that the Indenture Trustee and the Depositor may request, and if so requested we will furnish, such certificates and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

2. [CHECK ONE]

☐ (a) We are an Accredited Investor acting for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are Accredited Investors unless we are a bank acting in its fiduciary capacity). We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Class    Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment for an indefinite period of time. We are acquiring the Class    Notes or investment and not with a view to, or for offer and sale in connection with, a public distribution.

☐ (b) We are a “qualified institutional buyer” as defined under Rule 144A under the 1933 Act and are acquiring the Class    Notes for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are “qualified institutional buyers”). We are familiar with Rule 144A under the 1933 Act and are aware that the seller of the Class    Notes and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the 1933 Act provided by Rule 144A.

3. Either (i) we are not acquiring the Class    Notes (or an interest therein) with the plan assets of any (A) “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that is subject to Title I of ERISA, (B) “plan” described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code, (C) entity or account whose underlying assets include “plan assets” within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA by reason of a plan’s investment in the entity or account or (D) employee benefit plan or arrangement that is not subject to Title I of ERISA or Section 4975 of the Code (each, a “Plan”) or (ii) our acquisition and holding of the Class    Notes (or an interest therein) will not give rise to a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code or a violation of any federal, state, local or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”). We hereby acknowledge that no transfer of any

Ex. G-2

Class    Note (or an interest therein) shall be permitted to be made to any transferee unless either (i) such transferee is not acquiring the Class    Note with the plan assets of any Plan or (ii) the acquisition and holding of such Class    Note (or an interest therein) will not constitute or result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law.

4. Unless counsel satisfactory to the Indenture Trustee shall have rendered an opinion to the effect that the Class    Notes to be transferred will be characterized as indebtedness for United States federal income tax purposes, we represent that we are a United States person (within the meaning of Section 7701(a)(30) of the Code); and we acknowledge that unless the Indenture Trustee shall have received such an opinion, no transfer of any Class    Note shall be permitted to be made to any person who is not a United States person (within the meaning of Section 7701(a)(30) of the Code) and any such purported transfer in violation of these restrictions shall be null and void.

5. We understand that the Issuing Entity, the Indenture Trustee, the Depositor and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and we agree that if any of the acknowledgments, representations and warranties deemed to have been made by us by our purchase of the Class    Notes, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Depositor.

6. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF PURCHASER]

By:
Name:
Title:

Date:

Ex. G-3